UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

John M. Loder, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: June 1, 2010 - November 30, 2010

Item 1.  Report to Stockholders.

Stone Harbor

Investment Funds®

Semi-Annual Report - November 30, 2010

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2010 (Unaudited)

Dear Shareholder,

After just a year of moderate recovery from the deep global recession and financial crisis, global growth sputtered somewhat in the second half of 2010. Euro area economic and fiscal uncertainty amid weakening fundamentals and downward revisions to growth expectations weighed globally on market sentiment in the early summer and stoked fears of a double-dip recession and deflationary pressures in developed markets. As events unfolded, strong profit reporting and better corporate credit metrics, as well as a tentative stabilization of the European banking system, helped foster a greater tolerance for credit risk as broad fixed income credit markets remained relatively resilient notwithstanding equity instability and declining Treasury yields. In the US, a surge in imports and the failure of corporate hiring to build on momentum that looked to be gathering earlier in the year, despite the most expansive monetary stance seen in a generation, prompted the Federal Reserve to announce a second round of large scale asset purchases, a policy known as quantitative easing, or QE2. As the central bank kicked off its buyback program, investor response turned mixed, and Treasury yields unexpectedly rose sharply higher, with intermediate maturity yields retracing more than half of their decline from April peaks. Volatility in risk assets spiked briefly as lingering disquiet in the eurozone periphery, this time in Ireland, resurfaced and credit-tightening concerns in China returned to the fore. Despite the late retrenchment, fixed income asset classes headed into the last month of the year having achieved double-digit returns and substantive compression in credit spreads.

Market Overview

For the six month period ending November 30, 2010, market momentum was patchy, highlighting the uneven trajectory which the economic recovery has taken. The credit markets witnessed moderate improvement, although below the substantial gains seen in 2009 in the initial stages of the recovery. As represented by the Citigroup High Yield Market Index, high yield spreads began the reporting period at 703 basis points (“bps”) and contracted to a tight level of 589 bps on November 9, although subsequently widening to 618 bps by the end of the reporting period, driven largely by mixed response to Federal Reserve policy action and uncertainty in the global markets. Emerging markets debt trended similarly but sustained steeper losses in November, further weakened by a stronger dollar. Spread levels remained range-bound due to sharply rising Treasury yields. The JP Morgan Emerging Markets Bond Index Global spread levels contracted from 343 bps to 322 bps in the six months ended November 30, although they had narrowed tighter, to 268 bps, on November 9. Investment grade credit had a more muted reaction to event risk. As represented by Barclay’s US Corporate Index, spreads over Treasuries ground tighter by 16 bps, from 187 bps to 171 bps, reaching a low level within the period of 162 bps in early November.

Looking ahead, we remain optimistic that the recovery in the US will accelerate into 2011, sustained by an improving macroeconomic backdrop, a benign inflationary environment and positive demand/supply technicals. While employment levels and the housing market have remained stubbornly depressed, we are encouraged by strong corporate profitability and the recent rebound in consumer spending. Given the Federal Reserve’s commitment to its dual mandate – full employment and price stability – we believe that the central bank will likely continue asset purchases until it sees a shift to convincingly above-trend growth. Beyond that, we remain cautious of the visible downside risks that threaten to undercut upward momentum, including fiscal drag from the inevitable government stimulus unwind, sovereign stress in the eurozone periphery, the stability of growth in China and global trade imbalances, among others. With this in mind, we view current spread levels constructively as compared to underlying credit

Semi-Annual Report (Unaudited) | November 30, 2010	1

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2010 (Unaudited)

risk, and continue to believe Stone Harbor Funds appear to be well-positioned to provide us with favorable opportunities over the coming months.

Performance Review

Stone Harbor Emerging Markets Debt Fund

Fund performance for the six months ended November 30, 2010 was 10.38% (net of expenses) and 10.75% (gross of expenses). This compares to a benchmark return of 8.89% for the JP Morgan Emerging Market Bond Index Global Diversified. Emerging debt markets turned higher following May’s sell off as investors marked down the probability of a US double-dip recession and China reported strong industrial production and retail sales. Gains were also boosted by falling US Treasury yields, though the increase in yields in the final month of the period reduced these gains.

Key economic developments during the period included a continuation of a strong fundamental credit backdrop for emerging markets (EM). While growth in most EM countries continued to moderate as the initial rebound from 2008 and 2009 waned, the growth differential between EM countries and advanced economies remained large. Domestic consumption expanded in all regions. Credit growth rebounded but remained below pre-crisis levels. While headline inflation measures picked up measurably in response to commodity price gains, core inflation remained below targets in most EMs. Throughout the period, gradual policy rate tightening continued, but rates remained accommodative in most countries.

Despite a positive fundamental backdrop for EM economies, global risks increased. The potential for contagion from the fiscal crisis in peripheral European countries escalated over the summer; the issues remained unresolved at the end of the reporting period. Food price inflation and rapid credit growth in China led authorities to call for additional measures to slow the Chinese economy. China hiked rates unexpectedly in October, by 25 basis points. Investors worried that this move and other measures designed to cool property price speculation would lead to a hard landing for China, an expectation that was not realized. The weakening of the US dollar as the US Federal Reserve embarked on another leg of quantitative easing also raised discussion of a global currency war, prompting several EM central banks to intervene more aggressively to slow down the inflow of foreign capital, and reduce the appreciation of EM currencies relative to the US dollar.

These events as well as assessments of fundamental credit—both sovereign and corporate—and analysis of current market valuations led to important shifts in the positioning of the fund. Spread duration was reduced in several countries as yield curves flattened and spreads tightened. Positioning in local currency markets was reduced from 18.6% of the portfolio in market weight terms to 12.1% at the end of the period. Corporate debt exposure was increased from 3.0% to 13.1%, reflecting attractive valuations and improving underlying credit quality, liquidity and transparency in the EM corporate bond sector.

Country selection decisions, including sovereign and corporate credits, accounted for approximately 35% of portfolio returns in excess of the benchmark rate of return; the remainder came from issue selection and a flattening US Treasury yield curve. Key country decisions during the period included an overweight to Argentina sovereign and corporate debt, the largest contributor to returns. Argentina’s debt markets were supported in an environment that favored high yielding debt but positive country developments. During the reporting period, Argentina benefited from the completion of the debt exchange, strong growth numbers and a rating upgrade by Standard & Poor’s. In October, the unexpected death of Nestor Kirchner, Argentina’s former

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Stone Harbor Investment Funds	Shareholder Letter
November 30, 2010 (Unaudited)

president and husband of current president Cristina Fernandez, also drove spread compression as his demise was viewed as increasing the likelihood of a centralist policy shift leading to 2012 presidential elections. Finally, news that the Argentine government would negotiate to repay the country’s defaulted debt with the Paris Club was looked upon favorably by investors. A portfolio overweight to high beta Venezuela also outperformed, largely driven by the failure of the Chavez administration to clinch a majority necessary to implement constitutional changes and thus aggressively pursue his populist political agenda. Allocations to local currency debt in Brazil, Colombia, Indonesia, Malaysia, Mexico and South Africa enhanced performance. Exposure to long duration debt in each of these countries was also a key source of excess returns.

Stone Harbor Emerging Markets Local Currency Debt Fund

Fund performance for the six months ended November 30, 2010 was 7.70% (net of expenses) and 8.11% (gross of expenses). This compares to a benchmark return of 8.52% for the JP Morgan Government Bond Index - Emerging Markets Global Diversified. Emerging local currency debt markets trended upward following May’s sell off as investors marked down the probability of a US double-dip recession and China reported strong industrial production and retail sales figures. While lower long term interest rates contributed positively to returns of local bonds, foreign exchange rate (EMFX) appreciation relative to the US dollar was the primary source of the rally. On the downside, concerns over lack of export competitiveness due to rising currency values heightened pressures for competitive valuations.

Key economic developments during the period included a continuation of a strong fundamental credit backdrop for emerging markets (EM). While growth in most EM countries moderated from the fast pace of the first half of the year, the growth differential between EM countries and advanced economies remained large. Domestic consumption expanded in all regions. Credit growth rebounded but remained below pre-crisis levels. Headline inflation measures picked up measurably in response to commodity price gains, but core inflation remained below targets in most EMs. Many EM country central banks gradually began to normalize policy rates, though interest rates remained accommodative in most countries.

Despite a positive fundamental backdrop for EM economies, global risks increased. The potential for contagion from the fiscal crisis in peripheral European countries escalated over the summer; the issues remained unresolved at the end of the reporting period. Food price inflation and rapid credit growth in China led authorities to call for additional measures to slow the Chinese economy. China hiked rates unexpectedly in October, by 25 basis points. Investors worried that this move and other measures designed to cool property price speculation would lead to a hard landing for China, an expectation that was not realized. The weakening of the US dollar as the US Federal Reserve embarked on another leg of quantitative easing also raised discussion of a global currency war, prompting several EM central banks to intervene more aggressively to slow down the inflow of foreign capital, and reduce the appreciation of EM currencies relative to the US dollar.

Stone Harbor High Yield Bond Fund

Fund performance for the six months ended November 30, 2010 was 8.62% (net of expenses) and 8.89% (gross of expenses). This compares to a benchmark return of 8.96% for the Citigroup High Yield Market Capped Index. The high yield market recovered lost ground in the trailing six months in the wake of a pullback in May and June as foreign concerns receded and market participants returned to the domestic economic landscape for impetus. Broad-based fundamentals substantiating concerns of a slowdown in growth were largely dismissed as strong corporate

Semi-Annual Report (Unaudited) | November 30, 2010	3

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2010 (Unaudited)

earnings, low Treasury yields and the expectation of further stimulus by the Federal Reserve boosted market sentiment.

An improving tone in economic data, including signs of a stabilizing housing market and small but consistent decreases in initial jobless claims renewed demand for risk assets. New issue activity reached record highs, including three consecutive months in excess of $30 billion. On the demand side, positive high yield mutual fund flows were reported in all but November. Risk appetite ultimately remained healthy as market participants continued to reach for yield.

The high yield market gave back some gains in November as base Treasury rates rose sharply and volatility spiked. Signs of accelerating economic growth and mixed response to Federal Reserve policy exerted upward pressure on bond yields. Market focus then shifted overseas as sovereign debt concerns in the eurozone periphery, this time in Ireland, as well as military tensions in the Korean peninsula and the threat of an overheated Chinese economy sidelined investors. The technical landscape weakened somewhat, with three consecutive weeks of outflows, totaling $1.5 billion, from weekly reporting high yield mutual funds.

Nevertheless, against a backdrop of improving growth, little threat of inflation and continued diminishing refinance and maturity risk, we remain constructive on high yield and believe credit risk assets have room to tighten. Despite potential exogenous shocks and the impact of fiscal policy down the road, we believe the economy is nearing a threshold for self-sustaining growth.

Our investment style has been to focus on industries and companies poised to benefit from a continued moderate economic recovery while properly financed to resist financial stress should growth continue to lag. As a result, we have focused on mid to better quality investments within our universe, which despite strong returns over the past six months, trailed the broader market indices. As investors recede from indiscriminate buying within high yield to focusing on companies that can thrive in a more subdued economic recovery, we believe that more differentiation will take place in the market.

Sincerely,

Thomas W. Brock

Chairman of the Board of Trustees

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Stone Harbor Investment Funds	Disclosure of Fund Expenses
November 30, 2010 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on June 1, 2010 and held until November 30, 2010.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/01/2010	Ending Account Value 11/30/2010	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND
Institutional Class shares
Actual	$1,000.00	$1,103.80	0.75%	$3.96
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	0.75%	$3.80
STONE HARBOR HIGH YIELD BOND FUND
Institutional Class shares
Actual	$1,000.00	$1,086.20	0.55%	$2.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	0.55%	$2.79
STONE HARBOR LOCAL MARKETS FUND
Institutional Class shares
Actual	$1,000.00	$1,077.00	1.00%	$4.35(3)
Hypothetical (5% return before expenses)	$1,000.00	$1,016.77	1.00%	$5.06

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(2)

Expenses are equal to the Fund’s annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365. Note this expense example is typically based on a six-month period.

(3)	The Fund’s expense ratios have been based on the Fund’s inception date of June 30, 2010 through November 30, 2010.

Semi-Annual Report (Unaudited) | November 30, 2010	5

Stone Harbor Investment Funds	Summaries of Portfolio Holdings
November 30, 2010 (Unaudited)

Under SEC Rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following tables, which present holdings as a percent of total net assets (“TNA”), are provided in compliance with such requirements.

EMERGING MARKETS DEBT FUND
Country Breakdown	% of TNA
Mexico	10.78%
Russia	9.08%
Venezuela	7.49%
Brazil	7.31%
Colombia	5.75%
Indonesia	5.56%
Philippines	5.25%
Malaysia	5.23%
Argentina	4.44%
Ukraine	3.65%
Iraq	3.33%
Panama	3.33%
Poland	2.96%
Peru	2.76%
Turkey	2.61%
Kazakhstan	2.44%
Uruguay	2.15%
Qatar	2.13%
El Salvador	1.50%
South Africa	1.45%
China	1.13%
United Arab Emirates	0.83%
Croatia	0.71%
Tunisia	0.65%
Chile	0.56%
India	0.46%
Pakistan	0.37%
South Korea	0.35%
Barbados	0.19%
Dominican Republic	0.17%
Egypt	0.15%
Jamaica	0.15%
Singapore	0.13%
Gabon	0.02%
Total	95.07%
Money Market Mutual Funds	3.01%
Other Assets in Excess of Liabilities	1.92%
Total Net Assets	100.00%

HIGH YIELD BOND FUND
Industry Breakdown	% of TNA
Healthcare	7.92%
Electric	7.28%
Exploration & Production	6.89%
Retail Non Food/Drug	5.50%
Wirelines	4.99%
Media Cable	4.92%
Services Other	4.86%
Gaming	3.92%
Food and Beverage	3.89%
Wireless	3.68%
Drillers/Services	3.59%
Gas Pipelines	3.38%
Chemicals	3.15%
Technology	2.73%
Paper/Forest Products	2.50%
Media Other	2.38%
Automotive	2.30%
Containers/Packaging	2.25%
Metals/Mining/Steel	2.21%
Consumer Products	1.99%
Leisure	1.59%
Publishing/Printing	1.26%
Satellite	1.19%
Building Products	1.16%
Industrial Other	1.03%
Gas Distributors	0.96%
Aerospace/Defense	0.91%
Textile/Apparel	0.88%
Construction Machinery	0.84%
Banking	0.77%
Retail Food/Drug	0.73%
Non Captive Finance	0.59%
Refining	0.58%
Transportation - Non Air/Rail	0.54%
Restaurants	0.47%
REITS	0.45%
Lodging	0.42%
Environmental Services	0.40%

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Stone Harbor Investment Funds	Summaries of Portfolio Holdings
November 30, 2010 (Unaudited)

HIGH YIELD BOND FUND (CONTINUED)
Industry Breakdown	% of TNA
Pharmaceuticals	0.37%
Diversified Manufacturing	0.24%
Life	0.04%
Insurance*	0.00%
Total	95.75%
Money Market Mutual Funds	2.56%
Other Assets in Excess of Liabilities	1.69%
Total Net Assets	100.00%

LOCAL MARKETS FUND
Country Breakdown	% of TNA
Brazil	12.93%
Indonesia	11.73%
Mexico	11.11%
Poland	7.89%
European Union	7.66%
Colombia	5.42%
South Africa	4.75%
Turkey	4.72%
Malaysia	4.52%
Thailand	3.67%
Hungary	2.50%
Russia	1.14%
Venezuela	1.01%
Peru	0.43%
Total	79.48%
Money Market Mutual Funds	21.25%
Liabilities in Excess of Other Assets	-0.73%
Total Net Assets	100.00%

*	Less than 0.005%

Semi-Annual Report (Unaudited) | November 30, 2010	7

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2010 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Fund and the JP Morgan Emerging Market Bond Index Global Diversified

The JP Morgan Emerging Market Bond Index Global Diversified is a uniquely-weighted version of the EMBI Global Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities such as: Brady bonds, loans and Eurobonds. Currently, the EMBI Global Index covers 196 instruments across 28 countries. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global Index.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Stone Harbor Emerging Markets Debt Fund	15.02%	9.87%	N/A	N/A	11.66%	8/16/07
JP Morgan EMBI Global Diversified Index	13.17%	9.01%	N/A	N/A	10.36%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

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Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2010 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor High Yield Bond Fund and the Citigroup High Yield Market Capped Index

The Citigroup High Yield Market Capped Index represents a modified version of the High Yield Market Index by delaying the entry of “fallen angel” issues (corporate or municipal bonds that were investment-grade when issued but have since been downgraded) and capping the par value of individual issuers at US $5 billion par amount outstanding.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Stone Harbor High Yield Bond Fund	13.46%	7.06%	N/A	N/A	7.51%	8/16/07
Citigroup High Yield Markets Capped Index	15.59%	8.77%	N/A	N/A	8.71%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Semi-Annual Report (Unaudited) | November 30, 2010	9

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2010 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Local Markets Fund and the JP Morgan EM Global Diversified Index.

The JPMorgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified is one our most comprehensive US-dollar emerging markets debt benchmarks). Included in the EMBI Global Diversified is US-dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities. The EMBI Global Diversified expands upon the composition of its predecessor, the Emerging Markets Bond Index Plus (EMBI+), by using a different country selection process and instrument selection process. The EMBI Diversified defines emerging markets countries with a combination of World-Bank-defined per capita income brackets and each country’s debt-restructuring history. These two criteria allow the EMBI Diversified to include a number of higher-rated countries that international investors have nevertheless considered part of the emerging markets universe.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Stone Harbor Local Markets Fund	N/A	N/A	N/A	N/A	7.70%	6/30/10
JP Morgan EM Global Diversified Index	N/A	N/A	N/A	N/A	8.52%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Currency	Principal Amount *	Market Value (Expressed in U.S. $)

SOVEREIGN DEBT OBLIGATIONS - 67.87%
Argentina - 3.57%
Republic of Argentina
7.000%, 09/12/2013		$1,766,000	$1,707,281
7.000%, 10/03/2015		5,528,078	4,946,709
7.000%, 04/17/2017		434,550	368,305
8.750%, 06/02/2017		841,922	841,080
0.000%, 03/31/2023(1)		184,000	110,400
6.000%, 03/31/2023(1)		480,000	336,000
5.820%, 12/31/2033(3)	ARS	526,544	202,240
7.820%, 12/31/2033	EUR	666,568	629,458
7.820%, 12/31/2033	EUR	736,972	693,551
8.280%, 12/31/2033		1,912,223	1,668,414
			11,503,438

Brazil - 3.88%
Nota Do Tesouro Nacional
10.000%, 01/01/2021	BRL	5,800,000	2,939,014
Republic of Brazil
6.000%, 01/17/2017		3,839,000	4,443,643
5.875%, 01/15/2019		3,169,000	3,648,311
8.875%, 10/14/2019		100,000	137,250
4.875%, 01/22/2021		1,235,000	1,309,100
10.125%, 05/15/2027		32,000	50,560
			12,527,878

Colombia - 5.75%
Bogota Distrio Capital
9.750%, 07/26/2028(4)	COP	4,954,000,000	3,459,080
Republic of Colombia
7.375%, 01/27/2017		500,000	605,000
7.375%, 03/18/2019		2,764,000	3,399,720
11.750%, 02/25/2020		1,045,000	1,614,525
8.375%, 02/15/2027		25,000	31,500
9.850%, 06/28/2027	COP	3,873,000,000	2,681,858
7.375%, 09/18/2037		4,783,000	5,907,005
6.125%, 01/18/2041		790,000	841,350
			18,540,038

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	11

Stone Harbor Emerging
Markets Debt Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Currency	Principal Amount *	Market Value (Expressed in U.S. $)

Croatia - 0.71%
Croatian Government
6.750%, 11/05/2019(4)		$240,000	$255,300
6.625%, 07/14/2020(5)		1,906,000	2,026,983
			2,282,283

El Salvador - 1.50%
Republic of El Salvador
7.375%, 12/01/2019(5)		220,000	244,200
7.375%, 12/01/2019(4)		2,068,000	2,295,480
8.250%, 04/10/2032(4)		1,000,000	1,140,000
7.650%, 06/15/2035(4)		1,077,000	1,168,545
			4,848,225

Gabon - 0.02%
Republic of Gabon
8.200%, 12/12/2017(5)		50,000	58,875

Indonesia - 3.44%
Republic of Indonesia
6.875%, 01/17/2018(4)		1,278,000	1,512,833
11.625%, 03/04/2019(4)		875,000	1,322,343
11.625%, 03/04/2019(5)		2,070,000	3,128,288
5.875%, 03/13/2020(4)		189,000	212,153
7.750%, 01/17/2038(4)		3,918,000	4,926,884
			11,102,501

Iraq - 3.33%
Republic of Iraq
5.800%, 01/15/2028(4)		12,130,000	10,735,050

Malaysia - 2.09%
Malaysian Government
7.500%, 07/15/2011		495,000	508,219
3.741%, 02/27/2015	MYR	7,745,000	2,475,710
3.835%, 08/12/2015	MYR	11,639,000	3,759,020
			6,742,949

  See Notes to Financial Statements.

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Stone Harbor Emerging
Markets Debt Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Currency	Principal Amount *	Market Value (Expressed in U.S. $)

Mexico - 7.62%
Mexican Bonos
7.500%, 06/03/2027	MXN	$10,000,000	$811,243
Mexican Udibonos
5.000%, 06/16/2016	MXN	30,032,575	2,881,459
4.000%, 06/13/2019	MXN	31,034,197	2,856,508
United Mexican States
5.625%, 01/15/2017		2,122,000	2,392,555
5.950%, 03/19/2019		2,732,000	3,124,042
5.125%, 01/15/2020		1,692,000	1,821,015
8.000%, 09/24/2022		3,829,000	5,264,875
8.300%, 08/15/2031		1,903,000	2,588,080
6.750%, 09/27/2034		1,445,000	1,683,425
6.050%, 01/11/2040		1,084,000	1,154,460

			24,577,662

Pakistan - 0.37%
Islamic Republic of Pakistan
7.125%, 03/31/2016(4)		1,300,000	1,183,000

Panama - 3.33%
Republic of Panama
7.250%, 03/15/2015		278,000	329,430
5.200%, 01/30/2020		4,527,000	4,934,430
9.375%, 01/16/2023		25,000	34,750
7.125%, 01/29/2026		600,000	744,000
8.875%, 09/30/2027		603,000	855,506
9.375%, 04/01/2029		2,522,000	3,719,950
6.700%, 01/26/2036		100,000	116,875

			10,734,941

Peru - 2.31%
Republic of Peru
7.125%, 03/30/2019		151,000	184,220
7.350%, 07/21/2025		2,209,000	2,755,728
8.750%, 11/21/2033		3,165,000	4,510,125

			7,450,073

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	13

Stone Harbor Emerging
Markets Debt Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Currency	Principal Amount *	Market Value (Expressed in U.S. $)

Philippines - 5.25%
Republic of Philippines
4.000%, 01/15/2021		$563,000	$550,333
7.500%, 09/25/2024		2,620,000	3,320,850
10.625%, 03/16/2025		70,000	110,863
9.500%, 02/02/2030		3,633,000	5,404,087
7.750%, 01/14/2031		3,215,000	4,099,125
6.375%, 01/15/2032		520,000	574,600
6.375%, 10/23/2034		2,599,000	2,858,900

			16,918,758

Poland - 2.96%
Republic of Poland
6.375%, 07/15/2019		7,857,000	8,721,270
4.000%, 03/23/2021	EUR	665,000	822,542

			9,543,812

Qatar - 1.76%
State of Qatar
5.250%, 01/20/2020(5)		2,619,000	2,818,044
5.250%, 01/20/2020(4)		2,647,000	2,848,172

			5,666,216

Russia - 6.85%
Russian Federation
3.625%, 04/29/2015(5)		500,000	498,375
5.000%, 04/29/2020(4)		500,000	497,875
5.000%, 04/29/2020(5)		800,000	796,600
7.500%, 03/31/2030(4)		17,601,222	20,289,809

			22,082,659

South Africa - 1.24%
Republic of South Africa
8.500%, 06/23/2017		45,000	57,600
6.875%, 05/27/2019		975,000	1,163,906
6.750%, 03/31/2021	ZAR	12,370,000	1,555,459
5.875%, 05/30/2022		1,109,000	1,226,831

			4,003,796

  See Notes to Financial Statements.

14	www.shiplp.com

Stone Harbor Emerging
Markets Debt Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Currency	Principal Amount *	Market Value (Expressed in U.S. $)

Turkey - 2.37%
Republic of Turkey
7.000%, 09/26/2016		$159,000	$187,024
7.000%, 03/11/2019		135,000	160,819
7.500%, 11/07/2019		1,305,000	1,605,149
7.000%, 06/05/2020		359,000	426,313
7.375%, 02/05/2025		1,820,000	2,218,124
6.875%, 03/17/2036		1,305,000	1,497,488
7.250%, 03/05/2038		1,285,000	1,551,638

			7,646,555

Ukraine - 3.34%
Ukraine Government
3.200%, 12/19/2010	JPY	340,000,000	4,058,891
6.385%, 06/26/2012(4)		5,205,000	5,188,734
6.875%, 09/23/2015(5)		1,559,000	1,515,153

			10,762,778

Uruguay - 2.15%
Republic of Uruguay
8.000%, 11/18/2022		1,008,499	1,300,964
6.875%, 09/28/2025		1,313,650	1,576,380
7.875%, 01/15/2033(6)		1,710,800	2,206,932
7.625%, 03/21/2036		1,465,000	1,853,225

			6,937,501

Venezuela - 4.03%
Republic of Venezuela
8.500%, 10/08/2014		3,013,000	2,463,128
5.750%, 02/26/2016(4)		2,176,000	1,457,920
13.625%, 08/15/2018(4)		1,601,000	1,504,940
7.000%, 12/01/2018(4)		120,000	75,000
7.750%, 10/13/2019(4)		4,526,000	2,828,750
12.750%, 08/23/2022		1,742,000	1,434,973
9.000%, 05/07/2023(4)		4,514,300	2,849,651
8.250%, 10/13/2024(4)		505,000	303,000
9.250%, 05/07/2028(4)		120,000	75,300

			12,992,662

TOTAL SOVEREIGN DEBT OBLIGATIONS			218,841,650

(Amortized Cost $207,681,420)

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | November 30, 2010	15

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)

BANK LOANS - 0.77%
Argentina - 0.35%
Capex SA
10.394%, 09/26/2014(2)(5)	$1,118,000	$1,118,000

Indonesia - 0.42%
PT Bumi Resources
11.256%, 08/07/2013	1,337,000	1,363,740

TOTAL BANK LOANS		2,481,740

(Amortized Cost $2,433,462)

CONVERTIBLE CORPORATE BONDS - 0.43%
United Arab Emirates - 0.43%
Aldar Funding Ltd.
5.767%, 11/10/2011	1,447,000	1,399,973

TOTAL CONVERTIBLE CORPORATE BONDS		1,399,973

(Amortized Cost $1,404,550)

CORPORATE BONDS - 22.89%
Argentina - 0.52%
Arcor
7.250%, 11/09/2017(2)(5)	380,000	398,050
Empresa Distribuidora Y Comercializadora Norte
9.750%, 10/25/2022(5)	577,000	609,929
Inversiones y Representaciones SA
11.500%, 07/20/2020(5)	608,000	677,823

		1,685,802

Barbados - 0.19%
Columbus International, Inc.
11.500%, 11/20/2014(4)	545,000	604,950

  See Notes to Financial Statements.

16	www.shiplp.com

Stone Harbor Emerging
Markets Debt Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)

Brazil - 2.38%
Banco Cruzeiro do Sul SA
8.875%, 09/22/2020(5)	$841,000	$828,385
BM&FBovespa SA
5.500%, 07/16/2020(5)	842,000	879,302
BR Properties SA
9.000%, 10/07/2015(5)	579,000	583,343
CSN Resources SA
6.500%, 07/21/2020(5)	611,000	647,660
General Shopping Finance Ltd.
10.000%, 11/09/2015(5)	857,000	822,720
Gerdau Trade, Inc.
5.750%, 01/30/2021(5)	424,000	428,749
Minerva Overseas II Ltd.
10.875%, 11/15/2019(4)	238,000	251,602
10.875%, 11/15/2019(5)	633,000	661,485
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350%, 06/30/2021(5)	1,227,000	1,251,540
Telemar Norte Leste SA
5.500%, 10/23/2020(5)	666,000	664,335
Vale Overseas Ltd.
4.625%, 09/15/2020	642,000	649,441

		7,668,562

Chile - 0.56%
Celulosa Arauco y Constitucion SA
5.000%, 01/21/2021(5)	438,000	440,396
Codelco, Inc.
7.500%, 01/15/2019(4)	450,000	560,516
6.150%, 10/24/2036(4)	705,000	793,247

		1,794,159

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	17

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)

China - 1.13%
Central China Real Estate Ltd.
12.250%, 10/20/2015(5)	$412,000	$429,510
China Oriental Group Co. Ltd.
8.000%, 08/18/2015(5)	1,221,000	1,245,419
Evergrande Real Estate Group Ltd.
13.000%, 01/27/2015(4)	102,000	107,100
13.000%, 01/27/2015(5)	106,000	110,770
Kaisa Group Holdings Ltd.
13.500%, 04/28/2015(4)	223,000	225,788
Sinochem Overseas Capital Co. Ltd.
4.500%, 11/12/2020(5)	1,150,000	1,138,086
Sino-Forest Corp.
6.250%, 10/21/2017(5)	400,000	393,250

		3,649,923

Dominican Republic - 0.17%
Cap Cana SA
10.000%, 04/30/2016(4)	420,900	298,839
10.000%, 04/30/2016(4)	486,213	247,969

		546,808

Egypt - 0.15%
Orascom Telecom Finance SCA
7.875%, 02/08/2014(4)	512,000	483,840

India - 0.46%
Axis Bank Ltd.
4.750%, 05/02/2016(5)	588,000	587,588
ICICI Bank Ltd.
5.750%, 11/16/2020(5)	820,000	812,027
Vedanta Resources PLC
9.500%, 07/18/2018(5)	75,000	79,125

		1,478,740

  See Notes to Financial Statements.

18	www.shiplp.com

Stone Harbor Emerging
Markets Debt Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)

Indonesia - 0.37%
Bakrie Telecom Pte Ltd.
11.500%, 05/07/2015(4)	$100,000	$106,500
Bumi Investment Pte Ltd.
10.750%, 10/06/2017(5)	625,000	651,562
Indo Integrated Energy II BV
9.750%, 11/05/2016(4)	151,000	168,365
Indosat Palapa Co. BV
7.375%, 07/29/2020(5)	241,000	264,799

		1,191,226

Jamaica - 0.15%
Digicel Group Ltd.
9.125%, 01/15/2015(5)	308,000	312,620
10.500%, 04/15/2018(4)	150,000	165,750

		478,370

Kazakhstan - 2.44%
BTA Bank JSC
10.750%, 07/01/2018(4)(7)	242,577	254,706
10.750%, 07/01/2018(5)(7)	1,121,283	1,170,339
0.000%, 07/01/2020(3)(5)	2,431,514	141,028
KazMunayGas National Co.
7.000%, 05/05/2020(5)	1,088,000	1,104,320
7.000%, 05/05/2020(4)	3,125,000	3,171,874
6.375%, 04/09/2021(5)	1,071,000	1,038,870
Zhaikmunai Finance BV
10.500%, 10/19/2015(5)	1,037,000	982,558

		7,863,695

Malaysia - 3.14%
Penerbangan Malaysia BHD
5.625%, 03/15/2016(4)	1,195,000	1,355,838
Petroliam Nasional BHD
7.750%, 08/15/2015(5)	335,000	413,362
7.625%, 10/15/2026(4)	840,000	1,111,561
Petronas Capital Ltd.
5.250%, 08/12/2019(5)	530,000	587,194
7.875%, 05/22/2022(4)	5,000,000	6,669,202

		10,137,157

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	19

Stone Harbor Emerging
Markets Debt Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Currency	Principal Amount *	Market Value (Expressed in U.S. $)

Mexico - 3.16%
Alestra SA
11.750%, 08/11/2014		$487,000	$555,180
Axtel SAB de CV
7.625%, 02/01/2017(5)		13,000	11,765
9.000%, 09/22/2019(4)		514,000	475,450
Cemex Espana Luxembourg
9.250%, 05/12/2020(5)		71,000	68,338
9.250%, 05/12/2020(4)		519,000	495,645
Cemex Finance Europe BV
4.750%, 03/05/2014	EUR	380,000	408,786
Desarrolla Homex SAB de CV
7.500%, 09/28/2015		207,000	215,280
Hipotecaria Su Casita SA de CV
8.500%, 10/04/2016(4)		63,000	25,232
8.500%, 10/04/2016(5)		182,000	72,891
Pemex Finance Ltd.
9.150%, 11/15/2018		1,200,000	1,429,867
Pemex Project Funding Master Trust
5.500%, 02/24/2025(4)	EUR	2,275,000	2,916,137
6.625%, 06/15/2035		3,034,000	3,155,360
Urbi Desarrollos Urbanos SAB de CV
9.500%, 01/21/2020(4)		308,000	354,200
			10,184,131

Peru - 0.45%
Banco de Credito del Peru
5.375%, 09/16/2020(5)		735,000	736,837
Continental Senior Trustees Cayman Ltd.
5.500%, 11/18/2020(5)		716,000	710,183
			1,447,020

Qatar - 0.37%
Qtel International Finance Ltd.
7.875%, 06/10/2019(4)		429,000	513,728
4.750%, 02/16/2021(5)		367,000	342,686
5.000%, 10/19/2025(5)		379,000	346,311
			1,202,725

  See Notes to Financial Statements.

20	www.shiplp.com

Stone Harbor Emerging
Markets Debt Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Currency	Principal Amount *	Market Value (Expressed in U.S. $)

Russia - 1.50%
Alfa Bank OJSC Via Alfa Bond Issuance PLC
7.875%, 09/25/2017(5)		$658,000	$654,710
ALROSA Finance SA
7.750%, 11/03/2020(5)		578,000	582,335
Gazpram Via Gaz Capital SA
6.510%, 03/07/2022(5)		710,000	717,988
MTS International Funding Ltd.
8.625%, 06/22/2020(5)		660,000	732,600
Severstal OAO Via Steel Capital SA
6.700%, 10/25/2017(5)		613,000	594,610
TNK-BP Finance SA
6.250%, 02/02/2015(5)		160,000	169,200
7.500%, 07/18/2016(5)		525,000	582,750
7.250%, 02/02/2020(5)		100,000	108,000
VIP Finance Ireland Ltd. for OJSC Vimpel Communications
8.375%, 04/30/2013(5)		650,000	702,406

			4,844,599

Singapore - 0.13%
STATS ChipPAC Ltd.
7.500%, 08/12/2015(5)		389,000	413,799

South Africa - 0.21%
Myriad International Holding BV
6.375%, 07/28/2017(5)		650,000	676,000

South Korea - 0.35%
Export-Import Bank of Korea
8.125%, 01/21/2014		985,000	1,137,590

Tunisia - 0.65%
Banque Centrale de Tunisie SA
7.375%, 04/25/2012		545,000	589,182
6.250%, 02/20/2013	EUR	1,084,000	1,513,893

			2,103,075

Turkey - 0.24%
Akbank TAS
5.125%, 07/22/2015(5)		786,000	786,000

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	21

Stone Harbor Emerging
Markets Debt Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Currency	Principal Amount *	Market Value (Expressed in U.S. $)

Ukraine - 0.31%
Avangardco Investments Public Ltd.
10.000%, 10/29/2015		$446,000	$418,125
DTEK Finance BV
9.500%, 04/28/2015(4)		310,000	322,400
Metinvest BV
10.250%, 05/20/2015(4)		100,000	102,750
MHP SA
10.250%, 04/29/2015(4)		154,000	159,968

			1,003,243

United Arab Emirates - 0.40%
DP World Ltd.
6.850%, 07/02/2037(4)		1,000,000	887,500
DP World Sukuk Ltd.
6.250%, 07/02/2017(4)		410,000	391,345

			1,278,845

Venezuela - 3.46%
Petroleos de Venezuela SA
4.900%, 10/28/2014		12,724,487	7,682,409
5.000%, 10/28/2015		345,000	188,025
5.250%, 04/12/2017		5,844,100	3,144,126
5.375%, 04/12/2027		323,300	146,051

			11,160,611

TOTAL CORPORATE BONDS			73,820,870

(Amortized Cost $74,468,871)

CREDIT LINKED NOTES - 3.11%
Brazil - 1.05%
Nota Do Tesouro Nacional
10.000%, 01/01/2017(2)(8)	BRL	600,000	318,024
10.000%, 01/01/2017(2)(9)	BRL	2,000,000	1,051,907
10.000%, 01/01/2021(2)(9)	BRL	4,000,000	2,006,532

			3,376,463

See Notes to Financial Statements.
22	www.shiplp.com

Stone Harbor Emerging
Markets Debt Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Currency	Principal Amount*/Shares	Market Value (Expressed in U.S. $)

Indonesia - 1.33%
Republic of Indonesia
9.500%, 06/15/2015(2)(8)	IDR	$5,892,000,000	$724,532
11.500%, 09/18/2019(2)(10)	IDR	3,900,000,000	539,412
11.000%, 11/16/2020(2)(11)	IDR	4,600,000,000	628,236
11.000%, 09/17/2025(2)(10)	IDR	6,300,000,000	826,099
10.000%, 02/15/2028(2)(12)	IDR	13,000,000,000	1,560,605

			4,278,884

Russia - 0.73%
Russian Federation
10.550%, 07/06/2011(2)(9)	RUB	41,700,000	1,368,470
11.200%, 12/17/2014(2)(10)	RUB	27,000,000	985,795

			2,354,265

TOTAL CREDIT LINKED NOTES			10,009,612

(Cost $10,102,954)

MONEY MARKET MUTUAL FUNDS -3.01%
Dreyfus Cash Advantage Plus Fund
(0.100% 7-Day Yield)		9,698,097	9,698,097

TOTAL MONEY MARKET MUTUAL FUNDS			9,698,097

(Cost $9,698,097)

Total Investments - 98.08%			$316,251,942
(Cost $305,789,354)

Other Assets In Excess of Liabilities -1.92%			6,195,660

Net Assets - 100.00%			$322,447,602

*	The principal/contract amount of each security is stated in the currency in which the bond is denominated (U.S. Dollar unless otherwise notated). See below.
	ARS	Argentine Peso
	BRL	Brazilian Real
	CNY	Chinese Yuan
	COP	Colombian Peso
	EUR	Euro Currency
	IDR	Indonesian Rupiah
	JPY	Japanese Yen

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | November 30, 2010	23

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2010 (Unaudited)

MXN	Mexican Peso
MYR	Malaysian Ringgit
RUB	Russian Ruble
ZAR	South African Rand

(1)	Security is currently in default/non-income producing.
(2)

This security has been valued at its fair value determined in good faith pursuant to procedures approved by the Board of Trustees. Total market value of fair valued securities amounts to $11,525,662, which represents approximately 3.57% of net assets as of November 30, 2010.

(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect at November 30, 2010.
(4)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of November 30, 2010, the aggregate market value of those securities was $89,351,821, representing 27.71% of net assets.

(5)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Advisor and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $41,570,071, which represents approximately 12.89% of net assets as of November 30, 2010.

(6)	Pay-in-kind securities.
(7)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at November 30, 2010.
(8)	The underlying security is issued by Citigroup Global Markets.
(9)	The underlying security is issued by JP Morgan Chase.
(10)	The underlying security is issued by Barclays Bank PLC.
(11)	The underlying security is issued by HSBC Bank.
(12)	The underlying security is issued by Deutsche Bank AG London.

Common Abbreviations:

BHD - Berhad is the Malaysian term for public limited company.

BV - Besloten Vennootschap a Dutch private limited liability company.

Ltd. - Limited.

OJSC - Open Joint Stock Company.

PLC - Public Limited Co.

PT - Perseroan Terbatas an Indonesian limited liability company.

Pte - private.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV - A variable capital company.

SAB de CV - A variable capital company.

SCA - Soceite en Commandite par actions is the French equivalent of a limited partnership.

TAS - TüRk Anonim Sirketi.

24	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2010 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Contract Description	Contracted Amount	Purchase/Sale Contract	Expiration Date	Value On Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
BRL	11,531,000 (BRL)	Purchase	12/02/2010	$6,719,304	$6,722,439	$3,135
BRL	11,531,000 (BRL)	Sale	12/02/2010	6,757,897	6,722,439	35,458
CNY	8,000,000 (CNY)	Purchase	05/20/2011	1,191,842	1,204,230	12,388
CNY	14,149,000 (CNY)	Purchase	08/09/2011	2,117,955	2,133,443	15,488
CNY	4,000,000 (CNY)	Purchase	08/09/2011	598,355	603,136	4,781
COP	8,229,000,000 (COP)	Sale	01/26/2011	4,444,504	4,247,664	196,840
EUR	5,325,000 (EUR)	Sale	12/30/2010	7,090,131	6,911,455	178,676
EUR	327,000 (EUR)	Sale	12/30/2010	435,394	424,422	10,972
JPY	342,805,000 (JPY)	Sale	12/30/2010	4,103,189	4,098,136	5,053

						$462,791

CNY	8,000,000 (CNY)	Sale	05/20/2011	$1,192,251	$1,204,230	$(11,979)
COP	8,229,000,000 (COP)	Purchase	01/26/2011	4,275,916	4,247,664	(28,252)

						$(40,231)

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	25

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

CORPORATE BONDS - 91.15%
Aerospace/Defense - 0.84%
TransDigm, Inc.
7.750%, 07/15/2014	$1,875,000	$1,935,938
Triumph Group, Inc.
8.625%, 07/15/2018	1,575,000	1,718,718

		3,654,656

Automotive - 1.91%
Allison Transmission, Inc.
11.000%, 11/01/2015(1)	925,000	1,005,938
11.250%, 11/01/2015(1)(2)	425,000	465,375
American Tire Distributors, Inc.
9.750%, 06/01/2017(1)	950,000	1,009,375
Ford Motor Co.
7.450%, 07/16/2031	910,000	982,800
8.900%, 01/15/2032	25,000	29,125
Ford Motor Credit Co. LLC
8.700%, 10/01/2014	575,000	639,635
8.000%, 12/15/2016	1,385,000	1,523,460
Pinafore LLC
9.000%, 10/01/2018(1)	1,975,000	2,093,499
TRW Automotive, Inc.
8.875%, 12/01/2017(1)	550,000	616,000

		8,365,207

Banking - 0.69%
E*Trade Financial Corp.
12.500%, 11/30/2017(2)	1,670,000	1,933,025
Provident Funding Associates LP
10.250%, 04/15/2017(1)	1,025,000	1,063,438

		2,996,463

Building Products - 1.12%
Associated Materials LLC
9.125%, 11/01/2017(1)	250,000	255,625
Interface, Inc.
Series B, 11.375%, 11/01/2013	475,000	585,438
9.500%, 02/01/2014	211,000	217,858
7.625%, 12/01/2018(1)	1,225,000	1,255,624
Interline Brands, Inc.
7.000%, 11/15/2018(1)	550,000	554,813

  See Notes to Financial Statements.

26	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

Norcraft Cos. LP
10.500%, 12/15/2015	$1,125,000	$1,198,125
Norcraft Holdings LP
9.750%, 09/01/2012	812,000	809,970

		4,877,453

Chemicals - 3.12%
Ineos Group Holdings PLC
8.500%, 02/15/2016(1)	1,815,000	1,583,588
Koppers, Inc.
7.875%, 12/01/2019	1,875,000	2,029,687
Lyondell Chemical Co.
8.375%, 08/15/2015(1)(3)(4)	945,000	0
8.000%, 11/01/2017(1)	500,000	540,625
MacDermid, Inc.
9.500%, 04/15/2017(1)	1,875,000	1,973,438
Momentive Performance Materials, Inc.
9.000%, 01/15/2021(1)	1,825,000	1,820,438
Nalco Co.
8.875%, 11/15/2013	530,000	541,925
8.250%, 05/15/2017	1,050,000	1,149,750
NewMarket Corp.
7.125%, 12/15/2016	1,405,000	1,440,125
Nova Chemicals Corp.
8.375%, 11/01/2016	2,375,000	2,529,375

		13,608,951

Construction Machinery - 0.84%
Case New Holland, Inc.
7.875%, 12/01/2017(1)	950,000	1,052,125
The Manitowoc Co., Inc.
9.500%, 02/15/2018	1,875,000	2,015,625
8.500%, 11/01/2020	100,000	102,750
Maxim Crane Works LP
12.250%, 04/15/2015(1)	550,000	520,438

		3,690,938

Consumer Products - 1.99%
American Achievement Corp.
10.875%, 04/15/2016(1)	660,000	655,050
Central Garden and Pet Co.
8.250%, 03/01/2018	1,875,000	1,926,562

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | November 30, 2010	27

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

Elizabeth Arden, Inc.
7.750%, 01/15/2014	$1,611,000	$1,645,234
FGI Holding Co., Inc.
11.250%, 10/01/2015(1)(2)	565,617	540,164
Libbey Glass, Inc.
10.000%, 02/15/2015(1)	1,125,000	1,209,375
NBTY, Inc.
9.000%, 10/01/2018(1)	800,000	844,000
Viking Acquisition, Inc.
9.250%, 11/01/2018(1)	1,025,000	1,027,563
Visant Corp.
10.000%, 10/01/2017(1)	800,000	828,000

		8,675,948

Containers/Packaging - 2.17%
Ardagh Packaging Finance PLC
9.125%, 10/15/2020(1)	2,050,000	2,121,750
BWAY Holding Co.
10.000%, 06/15/2018(1)	975,000	1,053,000
Greif, Inc.
7.750%, 08/01/2019	1,625,000	1,796,640
Owens-Illinois, Inc.
7.800%, 05/15/2018	325,000	351,813
Radnor Holdings Corp.
11.000%, 03/15/2010(3)(4)	25,000	3
Reynolds Group DL Escrow, Inc.
7.750%, 10/15/2016(1)	1,850,000	1,937,874
Reynolds Group Issuer, Inc.
9.000%, 04/15/2019(1)	1,225,000	1,252,563
Reynolds Group, Inc.
8.500%, 05/15/2018(1)	975,000	975,000

		9,488,643

Diversified Manufacturing - 0.24%
SPX Corp.
7.625%, 12/15/2014	825,000	900,281
6.875%, 09/01/2017(1)	150,000	158,250

		1,058,531

Drillers/Services - 3.43%
Bristow Group, Inc.
7.500%, 09/15/2017	1,205,000	1,271,275

See Notes to Financial Statements.
28	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

CHC Helicopter SA
9.250%, 10/15/2020(1)	$2,025,000	$2,085,750
Complete Production Services, Inc.
8.000%, 12/15/2016	1,975,000	2,034,250
Dresser-Rand Group, Inc.
7.375%, 11/01/2014	2,230,000	2,252,299
Exterran Holdings, Inc.
7.250%, 12/01/2018(1)	1,125,000	1,127,813
Hercules Offshore LLC
10.500%, 10/15/2017(1)	2,330,000	1,864,000
Hornbeck Offshore Services, Inc.
8.000%, 09/01/2017	1,875,000	1,898,438
Offshore Group Investments Ltd.
11.500%, 08/01/2015(1)	400,000	424,000
PHI, Inc.
8.625%, 10/15/2018(1)	800,000	810,000
Precision Drilling Corp.
6.625%, 11/15/2020(1)	500,000	506,250
Stallion Oilfield Holdings Ltd.
10.500%, 02/15/2015(1)	686,000	720,300

		14,994,375

Electric - 6.34%
The AES Corp.
7.750%, 03/01/2014	650,000	692,250
7.750%, 10/15/2015	850,000	905,250
9.750%, 04/15/2016	725,000	808,375
8.000%, 10/15/2017	2,225,000	2,325,124
8.000%, 06/01/2020	325,000	341,250
Calpine Corp.
7.875%, 07/31/2020(1)	2,250,000	2,283,750
7.500%, 02/15/2021(1)	1,925,000	1,900,938
Dynegy Holdings, Inc.
8.375%, 05/01/2016	3,070,000	2,256,450
7.125%, 05/15/2018	500,000	322,500
7.750%, 06/01/2019	460,000	302,450
7.625%, 10/15/2026	25,000	15,125
Edison Mission Energy
7.500%, 06/15/2013	55,000	53,350
7.750%, 06/15/2016	1,825,000	1,569,500
7.000%, 05/15/2017	150,000	118,500
7.200%, 05/15/2019	1,540,000	1,193,500
7.625%, 05/15/2027	1,135,000	822,875

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | November 30, 2010	29

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

Genon Energy, Inc.
9.500%, 10/15/2018(1)	$1,650,000	$1,575,750
9.875%, 10/15/2020(1)	1,875,000	1,795,313
NRG Energy, Inc.
7.375%, 02/01/2016	1,990,000	2,004,925
8.500%, 06/15/2019	3,075,000	3,136,499
8.250%, 09/01/2020(1)	1,175,000	1,183,813
Texas Competitive Electric Holdings Co. LLC
Series A, 10.250%, 11/01/2015	3,500,000	2,100,000

		27,707,487

Environmental Services - 0.40%
Browning-Ferris Industries, Inc.
9.250%, 05/01/2021	35,000	45,720
Clean Harbors, Inc.
7.625%, 08/15/2016	1,591,000	1,686,460

		1,732,180

Exploration & Production - 6.78%
Atlas Energy Operating Co. LLC
12.125%, 08/01/2017	1,600,000	2,104,000
Atlas Pipeline Partners LP
8.125%, 12/15/2015	1,850,000	1,914,750
8.750%, 06/15/2018	200,000	219,000
Denbury Resources, Inc.
8.250%, 02/15/2020	1,346,000	1,473,870
Encore Acquisition Co.
9.500%, 05/01/2016	1,000,000	1,105,000
Gibson Energy ULC
10.000%, 01/15/2018	975,000	979,875
Linn Energy LLC
7.750%, 02/01/2021(1)	2,000,000	2,040,000
Mariner Energy, Inc.
11.750%, 06/30/2016	1,375,000	1,711,875
MarkWest Energy Partners LP
Series B, 8.500%, 07/15/2016	600,000	628,500
Series B, 8.750%, 04/15/2018	850,000	918,000
Newfield Exploration Co.
7.125%, 05/15/2018	875,000	923,125
6.875%, 02/01/2020	1,190,000	1,249,500
NFR Energy LLC
9.750%, 02/15/2017(1)	225,000	223,313
9.750%, 02/15/2017(1)	1,075,000	1,066,938

  See Notes to Financial Statements.

30	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

Penn Virginia Corp.
10.375%, 06/15/2016	$1,450,000	$1,602,250
Pioneer Natural Resources Co.
6.650%, 03/15/2017	3,650,000	3,889,308
Plains Exploration & Production Co.
7.625%, 06/01/2018	800,000	850,040
7.625%, 04/01/2020	1,050,000	1,115,625
Quicksilver Resources, Inc.
8.250%, 08/01/2015	850,000	873,375
11.750%, 01/01/2016	700,000	806,750
SandRidge Energy, Inc.
8.625%, 04/01/2015(2)	2,650,000	2,596,999
8.000%, 06/01/2018(1)	575,000	549,125
8.750%, 01/15/2020	700,000	710,500
Southern Star Central Corp.
6.750%, 03/01/2016	75,000	75,375

		29,627,093

Food and Beverage - 3.73%
Constellation Brands, Inc.
8.375%, 12/15/2014	1,000,000	1,106,250
7.250%, 09/01/2016	1,995,000	2,149,612
7.250%, 05/15/2017	400,000	432,000
Cott Beverages, Inc.
8.375%, 11/15/2017	900,000	960,750
Dean Foods Co.
7.000%, 06/01/2016	2,225,000	2,052,562
Del Monte Corp.
6.750%, 02/15/2015	100,000	103,125
7.500%, 10/15/2019	1,225,000	1,393,438
Dole Food Co., Inc.
8.750%, 07/15/2013	1,125,000	1,192,500
13.875%, 03/15/2014	691,000	841,293
Michael Foods, Inc.
9.750%, 07/15/2018(1)	725,000	786,625
Pinnacle Foods Finance LLC
9.250%, 04/01/2015	1,825,000	1,886,594
10.625%, 04/01/2017	400,000	427,500
8.250%, 09/01/2017	1,550,000	1,577,125
Smithfield Foods, Inc.
10.000%, 07/15/2014(1)	1,225,000	1,390,375

		16,299,749

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	31

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

Gaming - 3.42%
American Casino & Entertainment Properties LLC
11.000%, 06/15/2014	$500,000	$497,500
Ameristar Casinos, Inc.
9.250%, 06/01/2014	1,625,000	1,746,875
Boyd Gaming Corp.
9.125%, 12/01/2018(1)	900,000	850,500
CCM Merger, Inc.
8.000%, 08/01/2013(1)	295,000	284,675
Harrah’s Operating Co., Inc.
5.375%, 12/15/2013	1,100,000	1,017,500
Isle of Capri Casinos, Inc.
7.000%, 03/01/2014	1,725,000	1,645,219
MGM Resorts International
6.750%, 04/01/2013	550,000	526,625
5.875%, 02/27/2014	1,375,000	1,203,125
10.000%, 11/01/2016(1)	1,025,000	986,563
11.125%, 11/15/2017	800,000	908,000
9.000%, 03/15/2020(1)	875,000	958,125
Pinnacle Entertainment, Inc.
7.500%, 06/15/2015	2,605,000	2,582,206
8.625%, 08/01/2017	775,000	837,969
Wynn Las Vegas LLC
7.875%, 11/01/2017	825,000	879,656

		14,924,538

Gas Distributors - 0.96%
Inergy LP
6.875%, 12/15/2014	50,000	50,875
8.750%, 03/01/2015	900,000	963,000
8.250%, 03/01/2016	750,000	783,750
Niska Gas Storage Partners LLC
8.875%, 03/15/2018(1)	1,900,000	2,004,500
Regency Energy Partners LP
6.875%, 12/01/2018	400,000	406,000

		4,208,125

Gas Pipelines - 3.30%
ANR Pipeline Co.
7.375%, 02/15/2024	60,000	76,884
7.000%, 06/01/2025	10,000	11,293
Copano Energy LLC
8.125%, 03/01/2016	1,225,000	1,243,375

  See Notes to Financial Statements.

32	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

7.750%, 06/01/2018	$675,000	$678,375
Crosstex Energy, Inc.
8.875%, 02/15/2018	1,950,000	2,042,625
El Paso Corp.
Series GMTN, 7.375%, 12/15/2012	125,000	133,881
7.250%, 06/01/2018	1,675,000	1,793,201
Series GMTN, 7.800%, 08/01/2031	2,025,000	2,119,002
Series GMTN, 7.750%, 01/15/2032	150,000	157,051
MarkWest Energy Partners LP
6.750%, 11/01/2020	475,000	476,188
Sabine Pass LNG LP
7.250%, 11/30/2013	2,175,000	2,104,313
Southern Union Co.
8.250%, 11/15/2029	1,625,000	1,803,623
Targa Resources Partners LP
11.250%, 07/15/2017	850,000	973,250
7.875%, 10/15/2018(1)	775,000	802,125

		14,415,186

Healthcare - 7.67%
Alere, Inc.
7.875%, 02/01/2016	1,350,000	1,368,563
9.000%, 05/15/2016	1,625,000	1,665,625
American Renal Holdings, Inc.
8.375%, 05/15/2018(1)	900,000	936,000
Community Health Systems, Inc.
8.875%, 07/15/2015	3,525,000	3,696,843
DaVita, Inc.
6.625%, 11/01/2020	2,225,000	2,211,094
HCA Holdings, Inc.
7.750%, 05/15/2021(1)	275,000	271,219
HCA, Inc.
6.750%, 07/15/2013	700,000	719,250
9.125%, 11/15/2014	210,000	219,450
6.375%, 01/15/2015	1,100,000	1,086,250
9.250%, 11/15/2016	2,200,000	2,359,500
9.625%, 11/15/2016(2)	2,013,000	2,156,426
HealthSouth Corp.
10.750%, 06/15/2016	650,000	710,125
8.125%, 02/15/2020	3,425,000	3,728,968
IASIS Healthcare LLC
8.750%, 06/15/2014	1,900,000	1,933,250

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	33

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

Multiplan, Inc.
9.875%, 09/01/2018(1)	$850,000	$905,250
Radiation Therapy Services, Inc.
9.875%, 04/15/2017(1)	2,075,000	2,038,688
Surgical Care Affiliates, Inc.
8.875%, 07/15/2015(1)(2)	984,000	998,760
10.000%, 07/15/2017(1)	1,000,000	1,020,000
United Surgical Partners International, Inc.
8.875%, 05/01/2017	125,000	129,063
9.250%, 05/01/2017(2)	1,220,000	1,265,750
Vanguard Health Holding Co. II LLC
8.000%, 02/01/2018	4,025,000	4,085,374

		33,505,448

Industrial Other - 1.03%
Aquilex Holdings LLC
11.125%, 12/15/2016	220,000	222,200
RBS Global, Inc.
8.500%, 05/01/2018	3,550,000	3,656,500
Sensus Metering Systems, Inc.
8.625%, 12/15/2013	600,000	612,000

		4,490,700

Leisure - 1.59%
AMC Entertainment, Inc.
8.000%, 03/01/2014	550,000	554,125
11.000%, 02/01/2016	565,000	601,725
Cinemark USA, Inc.
8.625%, 06/15/2019	1,775,000	1,912,563
Marquee Holdings, Inc.
9.505%, 08/15/2014(5)	2,490,000	2,060,475
Regal Cinemas Corp.
8.625%, 07/15/2019	1,700,000	1,802,000

		6,930,888

Lodging - 0.42%
Host Hotels & Resorts LP - REIT
Series O, 6.375%, 03/15/2015	75,000	76,688
Series Q, 6.750%, 06/01/2016	625,000	643,750
9.000%, 05/15/2017	1,000,000	1,117,500

		1,837,938

  See Notes to Financial Statements.

34	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

Media Cable - 4.68%
Atlantic Broadband Finance LLC
9.375%, 01/15/2014	$1,710,000	$1,748,475
Cablevision Systems Corp.
8.625%, 09/15/2017	925,000	1,010,563
7.750%, 04/15/2018	525,000	559,125
8.000%, 04/15/2020	750,000	808,125
Cequel Communications Holdings I, LLC
8.625%, 11/15/2017(1)	1,175,000	1,210,250
CSC Holdings LLC
8.500%, 06/15/2015	1,700,000	1,853,000
8.625%, 02/15/2019	475,000	545,063
CSC Holdings, Inc.
7.625%, 07/15/2018	325,000	355,875
DISH DBS Corp.
7.750%, 05/31/2015	1,100,000	1,172,875
7.125%, 02/01/2016	960,000	991,200
7.875%, 09/01/2019	1,700,000	1,793,500
Insight Communications Co., Inc.
9.375%, 07/15/2018(1)	650,000	708,500
Mediacom LLC
9.125%, 08/15/2019	500,000	507,500
Unitymedia Hesson GmbH & Co.
8.125%, 12/01/2017(1)	125,000	130,625
UPC Holding BV
9.875%, 04/15/2018(1)	1,750,000	1,889,999
Videotron Ltee
9.125%, 04/15/2018	1,225,000	1,362,813
Virgin Media Finance PLC
9.125%, 08/15/2016	2,125,000	2,268,437
Series 1, 9.500%, 08/15/2016	1,100,000	1,234,750
8.375%, 10/15/2019	275,000	303,188

		20,453,863

Media Other - 2.27%
Bonten Media Acquisition Co.
9.000%, 06/01/2015(1)(2)	490,233	264,726
Fox Acquisition Sub LLC
13.375%, 07/15/2016(1)	1,115,000	1,223,713
Interep National Radio Sales, Inc.
Series B, 10.000%, 07/01/2008(3)(4)	4,000	0
Lamar Media Corp.
6.625%, 08/15/2015	710,000	725,975

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	35

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value
Series B, 6.625%, 08/15/2015	$1,680,000	$1,701,000
Series C, 6.625%, 08/15/2015	200,000	202,500
Radio One, Inc.
12.500%, 05/11/2016(1)(2)(3)	2,341,661	2,212,869
Sinclair Television Group, Inc.
9.250%, 11/01/2017(1)	800,000	870,000
8.375%, 10/15/2018(1)	750,000	772,500
Univision Communications, Inc.
7.875%, 11/01/2010(1)	1,900,000	1,952,250

		9,925,533

Metals/Mining/Steel - 2.20%
Arch Coal, Inc.
8.750%, 08/01/2016	725,000	799,313
7.250%, 10/01/2020	400,000	440,000
Cloud Peak Energy Resources LLC
8.250%, 12/15/2017	400,000	438,000
8.500%, 12/15/2019	1,450,000	1,602,250
Consol Energy, Inc.
8.000%, 04/01/2017(1)	1,175,000	1,269,000
8.250%, 04/01/2020(1)	800,000	870,000
Drummond Co., Inc.
9.000%, 10/15/2014(1)	325,000	344,500
7.375%, 02/15/2016	1,475,000	1,511,875
FMG Resources August 2006 Pty Ltd.
7.000%, 11/01/2015(1)	1,175,000	1,195,563
Penn Virginia Resource Partners LP
8.250%, 04/15/2018	1,130,000	1,155,425

		9,625,926

Non Captive Finance - 0.38%
Ally Financial, Inc.
6.250%, 12/01/2017(1)	830,000	797,838
GMAC LLC
8.000%, 11/01/2031	400,000	416,000
PHH Corp.
9.250%, 03/01/2016(1)	450,000	463,500

		1,677,338

Paper/Forest Products - 2.50%
Ainsworth Lumber Co. Ltd.
11.000%, 07/29/2015(1)(2)	950,000	855,000

  See Notes to Financial Statements.

36	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

Boise Paper Holdings LLC
8.000%, 04/01/2020	$2,000,000	$2,175,000
Cascades, Inc.
7.750%, 12/15/2017	1,750,000	1,841,874
7.875%, 01/15/2020	225,000	237,375
Catalyst Paper Corp.
11.000%, 12/15/2016(1)	330,000	298,650
Graphic Packaging International, Inc.
9.500%, 06/15/2017	2,155,000	2,348,950
Mercer International, Inc.
9.500%, 12/01/2017(1)	1,050,000	1,055,250
Millar Western Forest Products Ltd.
7.750%, 11/15/2013	810,000	765,450
NewPage Corp.
11.375%, 12/31/2014	990,000	900,900
Verso Paper Holdings LLC
Series B, 11.375%, 08/01/2016	465,000	456,281

		10,934,730

Publishing/Printing - 1.14%
Baker & Taylor, Inc.
11.500%, 07/01/2013(1)	1,295,000	1,029,525
Cenveo Corp.
7.875%, 12/01/2013	1,025,000	1,007,063
8.375%, 06/15/2014	650,000	562,250
10.500%, 08/15/2016(1)	350,000	361,375
8.875%, 02/01/2018	500,000	498,750
Dex One Corp.
12.000%, 01/29/2017(2)	15,236	8,608
IDEARC, Inc.
8.000%, 11/15/2016(3)(4)	1,265,000	0
The McClatchy Co.
11.500%, 02/15/2017	1,010,000	1,063,025
Nielsen Finance LLC
7.750%, 10/15/2018(1)	450,000	460,125

		4,990,721

Refining - 0.58%
Petroplus Finance Ltd.
6.750%, 05/01/2014(1)	1,585,000	1,442,350
7.000%, 05/01/2017(1)	925,000	800,125
9.375%, 09/15/2019(1)	300,000	277,500

		2,519,975

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	37

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

REITS - 0.45%
CB Richard Ellis Services, Inc.
11.625%, 06/15/2017	$1,675,000	$1,949,281

Restaurants - 0.47%
DineEquity, Inc.
9.500%, 10/30/2018(1)	975,000	1,014,000
Dunkin Finance Corp.
9.625%, 12/01/2018(1)	925,000	935,406
Sbarro, Inc.
10.375%, 02/01/2015	225,000	109,125

		2,058,531

Retail Food/Drug - 0.72%
Albertsons, Inc.
8.000%, 05/01/2031	50,000	39,000
American Stores Co.
7.900%, 05/01/2017	550,000	532,125
8.000%, 06/01/2026	1,465,000	1,259,900
Series MTNB, 7.100%, 03/20/2028	600,000	459,000
SUPERVALU, Inc.
7.500%, 11/15/2014	350,000	349,125
8.000%, 05/01/2016	500,000	493,750

		3,132,900

Retail Non Food/Drug - 5.43%
The Bon-Ton Department Stores, Inc.
10.250%, 03/15/2014	1,250,000	1,262,500
Claire’s Stores, Inc.
9.250%, 06/01/2015	550,000	514,250
9.625%, 06/01/2015(2)	1,182,424	1,129,215
10.500%, 06/01/2017	425,000	382,500
Express LLC
8.750%, 03/01/2018	1,300,000	1,384,500
JC Penney Corp., Inc.
7.400%, 04/01/2037	1,475,000	1,390,188
Limited Brands, Inc.
8.500%, 06/15/2019	1,175,000	1,360,063
7.000%, 05/01/2020	1,075,000	1,150,250
6.950%, 03/01/2033	1,350,000	1,269,000
7.600%, 07/15/2037	400,000	394,000

  See Notes to Financial Statements.

38	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

Macy’s Retail Holdings, Inc.
6.900%, 01/15/2032	$175,000	$174,125
7.875%, 08/15/2036	525,000	542,063
Michaels Stores, Inc.
11.375%, 11/01/2016	1,800,000	1,955,249
7.750%, 11/01/2018(1)	725,000	708,688
Neiman-Marcus Group, Inc.
9.000%, 10/15/2015(2)	1,652,116	1,726,460
10.375%, 10/15/2015	1,200,000	1,269,000
Petco Animal Supplies, Inc.
9.250%, 12/01/2018(1)	1,200,000	1,215,000
QVC, Inc.
7.125%, 04/15/2017(1)	500,000	527,500
7.500%, 10/01/2019(1)	1,150,000	1,213,250
Toys R Us Delaware, Inc.
7.375%, 09/01/2016(1)	1,275,000	1,337,156
Toys R Us Property Co. I LLC
10.750%, 07/15/2017	2,500,000	2,824,999

		23,729,956

Satellite - 1.19%
Hughes Network Systems LLC
9.500%, 04/15/2014	75,000	77,250
9.500%, 04/15/2014	1,560,000	1,606,800
Intelsat Corp.
9.250%, 06/15/2016	500,000	528,750
Intelsat Intermediate Holding Co. SA
9.500%, 02/01/2015	275,000	284,625
Intelsat Jackson Holdings SA
9.500%, 06/15/2016	900,000	954,000
11.250%, 06/15/2016	600,000	644,250
8.500%, 11/01/2019(1)	1,025,000	1,107,000

		5,202,675

Services Other - 4.86%
American Residential Services LLC
12.000%, 04/15/2015(1)	1,075,000	1,120,688
ARAMARK Corp.
8.500%, 02/01/2015	3,870,000	4,024,800
Corrections Corp. of America
7.750%, 06/01/2017	1,725,000	1,888,875
Education Management LLC
8.750%, 06/01/2014	1,200,000	1,228,500

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	39

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

10.250%, 06/01/2016	$215,000	$220,375
The Geo Group, Inc.
7.750%, 10/15/2017	2,300,000	2,449,500
GXS Worldwide, Inc.
9.750%, 06/15/2015	1,900,000	1,885,750
Iron Mountain, Inc.
7.750%, 01/15/2015	536,000	541,360
8.750%, 07/15/2018	1,710,000	1,804,050
8.000%, 06/15/2020	375,000	403,125
8.375%, 08/15/2021	325,000	357,500
Mobile Mini, Inc.
7.875%, 12/01/2020(1)	275,000	282,906
Old West Corp.
8.625%, 10/01/2018(1)	350,000	365,750
7.875%, 01/15/2019(1)	1,350,000	1,336,500
The ServiceMaster Co.
10.750%, 07/15/2015(1)(2)	1,800,000	1,939,500
7.450%, 08/15/2027	175,000	138,250
Trans Union LLC
11.375%, 06/15/2018(1)	1,100,000	1,237,500

		21,224,929

Technology - 2.27%
Fidelity National Information Services, Inc.
7.875%, 07/15/2020(1)	575,000	616,688
NXP BV
9.750%, 08/01/2018(1)	2,125,000	2,305,625
SSI Investments II
11.125%, 06/01/2018(1)	1,700,000	1,865,750
SunGard Data Systems, Inc.
7.375%, 11/15/2018(1)	1,625,000	1,616,875
Xerox Capital Trust I
8.000%, 02/01/2027	3,445,000	3,508,911

		9,913,849

Textile/Apparel - 0.88%
Levi Strauss & Co.
8.875%, 04/01/2016	1,200,000	1,266,000
7.625%, 05/15/2020	925,000	952,750
Quiksilver, Inc.
6.875%, 04/15/2015	1,700,000	1,623,500

		3,842,250

  See Notes to Financial Statements.

40	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

Transportation - Non Air/Rail - 0.54%
General Maritime Corp.
12.000%, 11/15/2017	$1,775,000	$1,783,875
Navios Maritime Holdings, Inc.
8.875%, 11/01/2017	525,000	563,063

		2,346,938

Wireless - 3.68%
Crown Castle International Corp.
9.000%, 01/15/2015	3,650,000	4,042,375
7.125%, 11/01/2019	100,000	108,750
MetroPCS Wireless, Inc.
7.875%, 09/01/2018	1,450,000	1,509,813
6.625%, 11/15/2020	975,000	931,125
Nextel Communications, Inc.
Series D, 7.375%, 08/01/2015	2,325,000	2,255,250
SBA Telecommunications, Inc.
8.000%, 08/15/2016	625,000	678,125
8.250%, 08/15/2019	700,000	770,000
Sprint Capital Corp.
8.750%, 03/15/2032	3,825,000	3,805,875
Wind Acquisition Finance SA
11.750%, 07/15/2014(1)	975,000	1,087,125
12.250%, 07/15/2017(1)(2)	767,885	871,549

		16,059,987

Wirelines - 4.92%
Cincinnati Bell, Inc.
8.250%, 10/15/2017	975,000	950,625
Citizens Communications Co.
7.875%, 01/15/2027	125,000	123,125
9.000%, 08/15/2031	3,880,000	4,083,699
Embarq Corp.
7.995%, 06/01/2036	1,975,000	2,150,026
ITC Deltacom, Inc.
10.500%, 04/01/2016	2,025,000	2,181,938
Level 3 Financing, Inc.
9.250%, 11/01/2014	1,040,000	1,008,800
4.344%, 02/15/2015(6)	350,000	295,750
10.000%, 02/01/2018	2,550,000	2,358,750
Qwest Communications International, Inc.
Series B, 7.500%, 02/15/2014	875,000	888,125
7.125%, 04/01/2018(1)	1,975,000	2,063,875

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	41

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Currency	Principal Amount*	Market Value

Qwest Corp.
7.500%, 06/15/2023		$425,000	$422,875
6.875%, 09/15/2033		2,550,000	2,524,500
Windstream Corp.
8.625%, 08/01/2016		1,000,000	1,042,500
7.875%, 11/01/2017		1,325,000	1,397,875

			21,492,463

TOTAL CORPORATE BONDS			398,172,342

(Amortized Cost $373,548,127)

CONVERTIBLE CORPORATE BONDS - 1.71%
Automotive - 0.16%
ArvinMeritor, Inc.
4.625%, 03/01/2026(5)		125,000	147,031
Cie Generale des Etablissements Michelin
Series ML, 3.402%, 01/01/2017(7)	EUR	166,631	234,418
Suzuki Motor Corp.
Series 4, 0.000%, 03/29/2013(1)(7)	JPY	25,000,000	304,042

			685,491

Containers/Packaging - 0.08%
Owens - Brockway Glass Container, Inc.
3.000%, 06/01/2015(1)		363,000	356,648

Drillers/Services - 0.16%
Acergy SA
Series ACY, 2.250%, 10/11/2013		200,000	225,900
Newpark Resources, Inc.
4.000%, 10/01/2017		290,000	258,825
Transocean, Inc.
Series A, 1.625%, 12/15/2037		205,000	203,463

			688,188

Exploration & Production - 0.04%
InterOil Corp.
2.750%, 11/15/2015		9,000	9,090
Quicksilver Resources, Inc.
1.875%, 11/01/2024		138,000	149,558

			158,648

See Notes to Financial Statements.
42	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

Food and Beverage - 0.11%
Smithfield Foods, Inc.
4.000%, 06/30/2013	$95,000	$103,669
Tyson Foods, Inc.
3.250%, 10/15/2013	330,000	386,925

		490,594

Healthcare - 0.25%
Amylin Pharmaceuticals, Inc.
3.000%, 06/15/2014	360,000	311,850
Beckman Coulter, Inc.
2.500%, 12/15/2036	39,000	41,340
Hologic, Inc.
2.000%, 12/15/2037(5)	192,000	179,040
Life Technologies Corp.
3.250%, 06/15/2025	498,000	563,363

		1,095,593

Insurance - 0.00%(8)
Radian Group, Inc.
3.000%, 11/15/2017	18,000	16,515

Pharmaceuticals - 0.37%
Amgen, Inc.
Series A, 0.125%, 02/01/2011	275,000	275,687
Gilead Sciences, Inc.
Series A, 0.500%, 05/01/2011	520,000	536,900
1.000%, 05/01/2014(1)	85,000	88,081
PDL BioPharma, Inc.
2.000%, 02/15/2012	230,000	227,700
Shire PLC
Series SHP, 2.750%, 05/09/2014	475,000	491,030

		1,619,398

Retail Food/Drug - 0.01%
Great Atlantic & Pacific Tea Co.
5.125%, 06/15/2011(4)	65,000	52,975

Technology - 0.46%
Alcatel-Lucent USA, Inc.
Series B, 2.750%, 06/15/2025	90,000	85,837
Comtech Telecommunications Corp.
3.000%, 05/01/2029	215,000	232,738

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | November 30, 2010	43

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

Digital River, Inc.
2.000%, 11/01/2030(1)	$65,000	$65,081
Hon Hai Precision Industry Co. Ltd.
0.000%, 10/12/2013(7)	100,000	99,038
Hutchinson Technology, Inc.
3.250%, 01/15/2026	145,000	102,225
Micron Technology, Inc.
1.875%, 06/01/2014	102,000	93,968
ON Semiconductor Corp.
Series B, 2.280%, 04/15/2024(7)	275,000	286,000
2.625%, 12/15/2026	265,000	284,874
RightNow Technologies, Inc.
2.500%, 11/15/2030(1)	67,000	69,010
SanDisk Corp.
1.500%, 08/15/2017	157,000	168,579
Xilinx, Inc.
3.125%, 03/15/2037	513,000	512,357

		1,999,707

Wirelines - 0.07%
Earthlink, Inc.
3.250%, 11/15/2026(5)	252,000	289,170

TOTAL CONVERTIBLE CORPORATE BONDS		7,452,927

(Amortized Cost $7,272,275)

BANK LOANS - 2.21%(9)
Aerospace/Defense - 0.07%
Sequa Corp. - Term Loan
3.550%, 12/08/2010	11,385	10,854
3.550%, 12/15/2010	9,731	9,276
3.540%, 01/03/2011	316,381	301,617

		321,747

Automotive - 0.22%
Ford Motor Co. - Tranche B-1 Term Loan
3.010%, 12/15/2010	246,239	244,220
3.050%, 12/15/2010	496,629	492,557
3.040%, 01/18/2011	232,272	230,367

		967,144

  See Notes to Financial Statements.

44	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*	Market Value

Building Products - 0.04%
Collins & Aikman Floorcoverings, Inc. - Loan
2.794%, 12/07/2010	$3,569	$3,252
2.793%, 12/13/2010	178,034	162,234
2.791%, 12/20/2010	18,367	16,737

		182,223

Electric - 0.93%
Texas Competitive Holdings Co. LLC - Initial Tranche B-2 Term Loan
3.753%, 12/09/2010	4,714,999	4,038,834
3.789%, 12/31/2010	12,183	10,436

		4,049,270

Gaming - 0.50%
Harrah’s Operating Co., Inc. - Term B-2 Loan
3.288%, 01/26/2011	2,475,000	2,172,897

Media Other - 0.06%
Citadel Broadcasting Corp. - Loan
11.000%, 12/30/2010	146,093	154,327
Univision Communications, Inc. - Extended First- Lien Term Loan
4.506%, 12/31/2010	132,383	123,633

		277,960

Non Captive Finance - 0.21%
American General Finance Co. - Loan
7.250%, 12/29/2010	925,000	933,961

Publishing/Printing - 0.11%
Merrill Communications LLC - Loan (Second Lien)
14.750%, 12/31/2010	150,000	142,500
15.000%, 02/01/2011	4,295	4,081
R.H. Donnelley, Inc. - Loan
9.000%, 12/31/2010	14,746	10,626
9.000%, 01/31/2011	127,533	91,903
9.000%, 02/28/2011	129,628	93,413
Tribune Co. - Tranche X Advance
5.000%, 12/31/2010	192,000	120,686

		463,209

Retail Non Food/Drug - 0.07%
Claire’s Stores, Inc. - Term B Loan
3.044%, 02/28/2010	294,630	258,313

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	45

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*/Shares	Market Value

3.006%, 12/31/2010	$891	$781
3.038%, 01/31/2011	49,136	43,079

		302,173

TOTAL BANK LOANS		9,670,584

(Amortized Cost $9,423,079)

COMMON STOCKS - 0.28%
Chemicals - 0.03%
LyondellBasell Industries NV(10)	4,658	136,060

Media Cable - 0.24%
Charter Communications, Inc.(10)	31,035	1,040,293

Publishing/Printing - 0.01%
Dex One Corp.(10)	12,498	59,366
SuperMedia, Inc.(10)	998	4,511

		63,877

TOTAL COMMON STOCKS		1,240,230

(Cost $4,147,172)

PREFERRED STOCKS - 0.35%
Automotive - 0.01%
General Motors Co.
4.750%, 12/01/2013	1,050	53,235

Banking - 0.08%
Wells Fargo & Co.
7.500%, 12/31/2049	350	345,450

Electric - 0.01%
AES Trust III
6.750%, 10/15/2029	600	28,950

Exploration & Production - 0.07%
Apache Corp.
6.000%, 08/01/2013	4,610	279,597

  See Notes to Financial Statements.

46	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount*/Shares	Market Value

Food and Beverage - 0.05%
Archer-Daniels-Midland Co.
6.250%, 06/01/2011	$5,700	$215,061

Gas Pipelines - 0.08%
El Paso Corp.
4.990%, 12/31/2049	301	351,035

Life - 0.04%
Hartford Financial Services Group, Inc.
7.250%, 04/01/2013	8,100	187,353

Metals/Mining/Steel - 0.01%
AngloGold Ashanti Ltd.
6.000%, 09/15/2013	950	50,711

TOTAL PREFERRED STOCKS		1,511,392

(Cost $1,472,084)

RIGHTS AND WARRANTS - 0.05%
Media Other - 0.05%
Citadel Broadcasting Corp.
expires 6/3/2030(10)	8,540	230,580

Publishing/Printing - 0.00%
Readers Digest
expires 2/19/2014 (3)(10)	1,498	0

TOTAL RIGHTS AND WARRANTS		230,580

(Cost $576,017)

MONEY MARKET MUTUAL FUNDS - 2.56%
Dreyfus Cash Advantage Plus Fund
(0.100% 7-Day Yield)	11,177,477	11,177,477

TOTAL MONEY MARKET MUTUAL FUNDS		11,177,477

(Cost $11,177,477)

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | November 30, 2010	47

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

Market Value
Total Investments - 98.31% (Cost $407,616,231)	$429,455,532

Other Assets in Excess of Liabilities - 1.69%	7,393,127

Net Assets - 100.00%	$436,848,659

*	The principal/contract amount of each security is stated in the currency in which the bond is denominated (U.S. Dollar unless otherwise notated). See below.

EUR	Euro Currency
JPY	Japanese Yen

Common Abbreviations:

BV - Besloten Vennootschap a Dutch private limited liability company.

GmbH - Gesellschaft mit bescharankter Haftung is the German term for limited liability company.

LLC - Limited Liability Corp.

LP - Limited Partnership.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Co.

Pty Ltd. - Propriety Limited

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

ULC - Unlimited Liability Corp.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Advisor and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $111,210,312, which represents approximately 25.46% of net assets as of November 30, 2010.

(2)	Pay-in-kind securities.
(3)

This security has been valued at its fair value determined in good faith pursuant to procedures approved by the Board of Trustees. Total market value of fair valued securities amounts to $2,212,872, which represents approximately 0.51% of net assets as of November 30, 2010.

(4)	Security is currently in default/non-income producing.
(5)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at November 30, 2010.
(6)	Floating or variable rate security. Interest rate disclosed is that which is in effect at November 30, 2010.
(7)	Zero coupon bond reflects effective yield on the date of purchase.
(8)	Amount represents less than 0.005% of net assets.

  See Notes to Financial Statements.

48	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2010 (Unaudited)

(9)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at November 30, 2010. Bank Loans, while exempt from registration, under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(10)	Non-income producing security.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Contract Description	Contracted Amount	Purchase/Sale Contract	Expiration Date	Value On Settlement Date	Current Value	Unrealized Appreciation
EUR	182,000 (EUR)	Sale	01/21/2011	$247,136	$236,199	$10,937
JPY	25,637,000 (JPY)	Sale	01/21/2011	307,409	306,570	839

						$11,776

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | November 30, 2010	49

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Currency	Principal Amount *	Market Value (Expressed in U.S. $)

SOVEREIGN DEBT OBLIGATIONS - 50.81%
Brazil - 7.88%
Nota Do Tesouro Nacional
10.000%, 01/01/2014	BRL	$8,360,000	$4,604,667
10.000%, 01/01/2021	BRL	15,700,000	7,955,607

			12,560,274

Colombia - 2.57%
Bogota Distrio Capital
9.750%, 07/26/2028(1)	COP	5,030,000,000	3,512,146
Republic of Colombia
7.750%, 04/14/2021	COP	800,000,000	465,948
9.850%, 06/28/2027	COP	182,000,000	126,026

			4,104,120

Hungary - 2.50%
Hungarian Government
7.500%, 10/24/2013	HUF	56,000,000	256,845
8.000%, 02/12/2015	HUF	812,850,000	3,727,538

			3,984,383

Malaysia - 4.52%
Malaysian Government
3.835%, 08/12/2015	MYR	2,895,000	934,991
4.012%, 09/15/2017	MYR	18,810,000	6,077,991
4.378%, 11/29/2019	MYR	580,000	190,983

			7,203,965

Mexico - 11.11%
Mexican Bonos
7.750%, 12/14/2017	MXN	11,170,000	963,244
8.000%, 06/11/2020	MXN	119,110,000	10,323,668
8.500%, 05/31/2029	MXN	19,120,000	1,689,197
Mexican Udibonos
5.000%, 06/16/2016	MXN	35,722,461	3,427,372
3.500%, 12/14/2017	MXN	3,391,799	301,187
4.000%, 06/13/2019	MXN	10,925,371	1,005,614

			17,710,282

Peru - 0.43%
Republic of Peru
6.950%, 08/12/2031(1)	PEN	1,910,000	690,713

  See Notes to Financial Statements.

50	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Currency	Principal Amount *	Market Value (Expressed in U.S. $)
Poland - 7.89%
Republic of Poland
5.500%, 04/25/2015	PLN	$24,845,000	$8,039,455
3.000%, 08/24/2016	PLN	11,189,459	3,669,264
5.500%, 10/25/2019	PLN	2,755,000	862,603

			12,571,322

South Africa - 4.75%
Republic of South Africa
2.500%, 01/31/2017	ZAR	6,605,650	928,602
8.250%, 09/15/2017	ZAR	4,225,000	599,625
8.000%, 12/21/2018	ZAR	23,230,000	3,227,142
6.750%, 03/31/2021	ZAR	22,380,000	2,814,161

			7,569,530

Thailand - 3.67%
Thailand Government
3.625%, 05/22/2015	THB	99,050,000	3,369,659
3.125%, 12/11/2015	THB	69,600,000	2,317,301
3.875%, 06/13/2019	THB	4,775,000	163,343

			5,850,303

Turkey - 4.72%
Republic of Turkey
10.000%, 02/15/2012	TRY	9,109,580	6,766,009
0.000%, 08/08/2012(2)	TRY	1,300,000	761,329

			7,527,338

Venezuela - 0.77%
Republic of Venezuela
12.750%, 08/23/2022		1,400,000	1,153,250
9.000%, 05/07/2023(1)		115,000	72,594

			1,225,844

TOTAL SOVEREIGN DEBT OBLIGATIONS			80,998,074

(Amortized Cost $82,189,339)

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	51

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Currency	Principal Amount *	Market Value (Expressed in U.S. $)
CORPORATE BONDS - 7.90%
European Union - 7.66%
Asian Development Bank
6.500%, 09/15/2015	ZAR	$4,650,000	$610,428
European Bank for Reconstruction & Development
9.250%, 09/10/2012	BRL	2,500,000	1,471,816
7.300%, 05/23/2013	MXN	8,500,000	709,317
European Investment Bank
6.250%, 03/11/2013	RUB	57,000,000	1,825,207
8.000%, 10/21/2013	ZAR	12,510,000	1,829,055
6.500%, 12/15/2015	RUB	42,000,000	1,312,463
9.000%, 12/21/2018	ZAR	10,000,000	1,468,996
International Bank for Reconstruction & Development
10.000%, 04/05/2012	RUB	39,350,000	1,323,185
0.000%, 05/14/2012(2)	ZAR	6,500,000	834,925
6.000%, 11/29/2012	RUB	21,500,000	679,525
7.500%, 03/02/2017	RUB	4,500,000	149,419

			12,214,336

Venezuela - 0.24%
Petroleos de Venezuela SA
4.900%, 10/28/2014		620,000	374,325

TOTAL CORPORATE BONDS			12,588,661

(Amortized Cost $12,680,064)

CREDIT LINKED NOTES - 20.77%
Brazil - 5.05%
Nota Do Tesouro Nacional
10.000%, 01/01/2014(3)(4)	BRL	5,100,000	2,796,285
10.000%, 01/01/2021(3)(5)	BRL	1,100,000	557,057
10.000%, 01/01/2021(3)(5)	BRL	2,600,000	1,316,680
10.000%, 01/01/2021(3)(6)	BRL	3,000,000	1,520,180
10.000%, 01/01/2021(3)(4)	BRL	3,700,000	1,856,042

			8,046,244

  See Notes to Financial Statements.

52	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Currency	Principal Amount *	Market Value (Expressed in U.S. $)
Colombia - 2.85%
Colombia CGM
11.000%, 07/24/2020(3)(5)	COP	$300,000,000	$188,909
11.000%, 07/24/2020(3)(5)	COP	550,000,000	346,333
11.000%, 07/24/2020(3)(5)	COP	983,000,000	618,992
10.000%, 07/24/2024(3)(5)	COP	185,000,000	110,524
10.000%, 07/24/2024(3)(5)	COP	903,000,000	539,476
11.000%, 07/24/2024(3)(5)	COP	1,850,000,000	1,164,938
Colombia Tes
11.000%, 07/24/2020(3)(5)	COP	1,000,000,000	629,696
11.000%, 07/24/2020(3)(5)	COP	1,500,000,000	944,545

			4,543,413

Indonesia - 11.73%
Republic of Indonesia
9.500%, 06/15/2015(3)(4)	IDR	4,400,000,000	541,063
9.500%, 06/15/2015(3)(7)	IDR	7,500,000,000	928,492
9.500%, 06/15/2015(3)(6)	IDR	8,500,000,000	1,048,528
9.500%, 06/15/2015(3)(8)	IDR	18,500,000,000	2,381,880
10.000%, 07/15/2017(3)(9)	IDR	12,000,000,000	1,514,279
11.500%, 09/15/2019(3)(4)	IDR	13,254,000,000	1,829,504
12.800%, 06/15/2021(3)(8)	IDR	5,800,000,000	931,332
12.800%, 06/15/2021(3)(7)	IDR	5,800,000,000	875,072
12.800%, 06/15/2021(3)(7)	IDR	8,000,000,000	1,206,996
12.800%, 06/15/2021(3)(7)	IDR	8,300,000,000	1,252,258
12.800%, 06/15/2021(3)(6)	IDR	19,800,000,000	2,957,726
12.800%, 06/15/2021(3)(8)	IDR	19,800,000,000	3,231,428

			18,698,558

Russia - 1.14%
Russian Federation
10.550%, 07/06/2011(3)(4)	RUB	6,000,000	196,902
10.550%, 07/06/2011(3)(6)	RUB	27,800,000	910,992
6.100%, 07/11/2012(3)(8)	RUB	22,400,000	710,598

			1,818,492

TOTAL CREDIT LINKED NOTES			33,106,707

(Amortized Cost $34,210,851)

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	53

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2010 (Unaudited)

	Shares	Market Value (Expressed in U.S. $)

MONEY MARKET MUTUAL FUNDS - 21.25%
Dreyfus Cash Advantage Plus Fund
(0.100% 7-Day Yield)	33,875,658	$33,875,658

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $33,875,658)		33,875,658

Total Investments - 100.73% (Cost $162,955,912)		$160,569,100

Liabilities in Excess of Other Assets - (0.73)%		(1,155,773)

Net Assets - 100.00%		$159,413,327

*	The principal/contract amount of each security is stated in the currency in which the bond is denominated (U.S. Dollar unless otherwise notated). See below.

BRL	Brazilian Real
CNY	Chinese Yuan
COP	Colombian Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
ZAR	South African Rand

(1)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of November 30, 2010, the aggregate market value of those securities was $4,275,453, representing 2.68% of net assets.

(2)	These securities are issued with a zero coupon or interest rate.
(3)

This security has been valued at its fair value determined in good faith pursuant to procedures approved by the Board of Trustees. Total market value of fair valued securities amounts to $33,106,707, which represents approximately 20.77% of net assets as of November 30, 2010.

(4)	The underlying security is issued by JP Morgan Chase.
(5)	The underlying security is issued by Citigroup Global Markets.
(6)	The underlying security is issued by Barclays Bank PLC.

 See Notes to Financial Statements.

54	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2010 (Unaudited)

(7)	The underlying security is issued by HSBC Bank.
(8)	The underlying security is issued by Deutsche Bank AG London.
(9)	The underlying security is issued by Credit Suisse First Boston.

Common Abbreviations:

CGM - Citigroup Global Markets

SA - Generally designates corporations in various countries mostly employing civil law.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Contract Description	Contracted Amount	Purchase/Sale Contract	Expiration Date	Value On Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
BRL	8,114,000 (BRL)	Purchase	12/02/2010	$4,728,163	$4,730,368	$2,205
BRL	8,114,000 (BRL)	Sale	12/02/2010	4,755,319	4,730,368	24,951
CNY	2,031,000 (CNY)	Purchase	08/09/2011	303,974	306,242	2,268
CNY	2,025,900 (CNY)	Purchase	12/16/2010	300,000	303,819	3,819
CNY	1,336,000 (CNY)	Purchase	08/09/2011	200,000	201,448	1,448
INR	11,354,400 (INR)	Purchase	12/27/2010	240,000	246,210	6,210
INR	4,968,600 (INR)	Purchase	12/27/2010	105,000	107,740	2,740
MYR	4,897,500 (MYR)	Purchase	07/05/2011	1,500,000	1,525,989	25,989
MYR	3,864,000 (MYR)	Purchase	07/05/2011	1,200,000	1,203,966	3,966
PHP	3,300,500 (PHP)	Purchase	01/24/2011	70,000	74,924	4,924
PHP	15,582,000 (PHP)	Purchase	01/24/2011	350,000	353,724	3,724
ZAR	5,729,200 (ZAR)	Purchase	12/24/2010	800,000	804,528	4,528
						$86,772

CNY	6,519,500 (CNY)	Purchase	08/09/2011	$1,000,000	$983,037	$(16,963)
CNY	1,423,515 (CNY)	Purchase	08/09/2011	215,000	214,643	(357)
CNY	1,251,910 (CNY)	Purchase	08/09/2011	190,000	188,768	(1,232)
CNY	2,630,000 (CNY)	Purchase	08/09/2011	400,000	396,562	(3,438)
CNY	2,025,900 (CNY)	Sale	12/16/2010	300,022	303,818	(3,796)
CNY	2,331,000 (CNY)	Purchase	08/09/2011	360,000	351,478	(8,522)
CNY	6,487,000 (CNY)	Purchase	08/09/2011	1,000,000	978,136	(21,864)
CNY	785,400 (CNY)	Purchase	08/09/2011	120,000	118,426	(1,574)
INR	30,348,400 (INR)	Purchase	12/27/2010	680,000	658,078	(21,922)
MYR	3,127,500 (MYR)	Purchase	07/05/2011	1,000,000	974,483	(25,517)
MYR	18,693,000 (MYR)	Purchase	12/24/2010	6,000,000	5,892,272	(107,728)
MYR	881,100 (MYR)	Purchase	07/05/2011	275,000	274,538	(462)
MYR	2,600,000 (MYR)	Purchase	07/05/2011	816,839	810,122	(6,717)
PHP	10,562,400 (PHP)	Purchase	01/24/2011	240,000	239,775	(225)
PLN	2,806,200 (PLN)	Purchase	12/17/2010	972,012	903,890	(68,122)
THB	35,047,350 (THB)	Purchase	01/19/2011	1,170,000	1,158,574	(11,426)
THB	30,240,000 (THB)	Purchase	01/19/2011	1,000,000	999,656	(344)
THB	47,408,000 (THB)	Purchase	01/19/2011	1,600,000	1,567,185	(32,815)
ZAR	21,819,350 (ZAR)	Purchase	12/24/2010	3,100,000	3,064,003	(35,997)
						$(369,021)

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	55

Stone Harbor Investment Funds

	Stone Harbor	Stone Harbor
	Emerging Markets	High Yield
	Debt Fund	Bond Fund
ASSETS:

Investments , at value(1)	$316,251,942	$429,455,532
Cash	478,146	67,992
Foreign currency, at value (Cost $47,021, $0 and $74,541, respectively)	47,196	–
Unrealized appreciation on forward foreign currency contracts	462,791	11,776
Receivable for investments sold	–	887,080
Receivable for fund shares sold	2,400,000	95,007
Interest receivable	5,249,934	8,875,844
Dividends receivable	–	10,891
Prepaid offering costs	–	–
Prepaid and other assets	25,700	27,658

Total Assets	324,915,709	439,431,780

LIABILITIES:
Payable for investments purchased	2,211,974	2,122,744
Payable for fund shares redeemed	–	230,000
Unrealized depreciation on forward foreign currency contracts	40,231	–
Payable to advisor	126,160	143,382
Payable to administrator	20,614	29,315
Payable for trustee fees	7,443	7,443
Other payables	61,685	50,237

Total Liabilities	2,468,107	2,583,121

Net Assets	$322,447,602	$436,848,659

NET ASSETS CONSIST OF:
Paid-in capital	$301,076,302	$406,705,632
Undistributed/(overdistributed) net investment income	(527,260)	87,366
Accumulated net realized gain on investments and translation of assets and liabilities denominated in foreign currency	11,042,490	8,204,584
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currency	10,856,070	21,851,077

Net Assets	$322,447,602	$436,848,659

PRICING OF SHARES:
Institutional Class Shares
Net Assets	$322,447,602	$436,848,659
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	28,675,858	44,654,809

Net assets value, offering and redemption price per share	$11.24	$9.78

(1)Cost of Investments	$305,789,354	$407,616,231

  See Notes to Financial Statements.

56	www.shiplp.com

Statements of Assets & Liabilities
November 30, 2010 (Unaudited)

Stone Harbor Local Markets Fund

$160,569,100
2,653,782

74,696

86,772
2,729,662
678,660
3,946,772
–
1,360
33,450

170,774,254

10,837,946
–

369,021
83,539
10,108
6,823
53,490
11,360,927
$159,413,327

$161,190,748
(173,475)

1,096,941

(2,700,887)

$159,413,327

$159,413,327

15,021,198
$10.61

$162,955,912

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	57

Stone Harbor Investment Funds

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $0, $0 and $15,807, respectively)	$8,825,590	$17,330,412
Dividends	–	35,906
Other Income	–	224,278
Total Investment Income	8,825,590	17,590,596

EXPENSES:
Investment advisory fee	774,622	1,047,796
Administration fee	103,301	169,994
Custodian fees	35,095	14,326
Audit fees	33,876	33,876
Printing fees	2,734	2,734
Legal fees	34,244	34,244
Trustee fee	12,646	12,646
Transfer agent fees	17,224	14,283
Registration fees	24,151	8,478
Insurance fees	7,495	27,236
Other	1,278	1,947
Total expenses before waiver	1,046,666	1,367,560
Less fees waived by investment advisor	(78,388)	(214,988)
Total Net Expenses	968,278	1,152,572
Net Investment Income	7,857,312	16,438,024

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	5,326,250	6,734,862
Foreign currency transactions	1,181,011	(10,112)
Net realized gain	6,507,261	6,724,750

Change in unrealized appreciation/(depreciation) on:
Investments	4,737,282	10,766,186
Translation of assets and liabilities denominated in foreign currencies	417,727	11,776
Net change	5,155,009	10,777,962
Net Realized and Unrealized Gain/(Loss) on Investments	11,662,270	17,502,712
Net Increase/(Decrease) in Net Assets Resulting from Operations	$19,519,582	$33,940,736

(1)	For the period June 30, 2010 (Inception) to November 30, 2010.

  See Notes to Financial Statements.

58	www.shiplp.com

Statements of Operations
For the Six Months Ended November 30, 2010 (Unaudited)

Stone Harbor Local Markets Fund (1)

$1,885,501
–
–
1,885,501

248,158
26,462
24,751
30,661
2,788
19,711
13,270
11,637
5,908
151
1,039
384,536
(53,656)
330,880
1,554,621

880,291
216,650
1,096,941
(2,386,812)

(314,075)
(2,700,887)
(1,603,946)
$(49,325)

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	59

Stone Harbor Emerging Markets Debt Fund	Statements of Changes in Net Assets

	For the Six Months Ended November 30, 2010 (Unaudited)	For the Year Ended May 31, 2010

OPERATIONS:
Net investment income	$7,857,312	$7,972,731
Net realized gain on investments	6,507,261	11,619,476
Net change in unrealized appreciation on investments and foreign currency translations	5,155,009	1,889,753
Net increase in net assets resulting from operations	19,519,582	21,481,960

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,663,185)	(8,618,487)
From net realized gains on investments	–	(1,703,347)
Net decrease in net assets from distributions to shareholders	(8,663,185)	(10,321,834)

CAPITAL SHARE TRANSACTIONS:
Institutional Class Shares
Proceeds from sale of shares	185,057,982	120,511,062
Issued to shareholders in reinvestment of distributions	8,171,502	9,893,837
Cost of shares redeemed	(59,664,309)	(55,291,995)
Net increase in net assets from capital share transactions	133,565,175	75,112,904

Net Increase in Net Assets	144,421,572	86,273,030
NET ASSETS:
Beginning of period	178,026,030	91,753,000
End of period (including undistributed/(overdistributed) net investment income of $(527,260) and $278,613, respectively)	$322,447,602	$178,026,030

OTHER INFORMATION:
Share Transactions:
Institutional Class Shares
Beginning shares	16,992,367	9,952,470
Shares sold	16,140,488	11,360,440
Shares reinvested	717,428	955,219
Shares redeemed	(5,174,425)	(5,275,762)
Shares outstanding - end of period	28,675,858	16,992,367

  See Notes to Financial Statements.

60	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Changes in Net Assets

	For the Six Months Ended November 30, 2010 (Unaudited)	For the Year Ended May 31, 2010

OPERATIONS:
Net investment income	$16,438,024	$ 28,652,485
Net realized gain on investments	6,724,750	5,807,602
Net change in unrealized appreciation on investments and foreign currency translations	10,777,962	25,039,605
Net increase in net assets resulting from operations	33,940,736	59,499,692
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(16,255,523)	(28,484,852)
Net decrease in net assets from distributions to shareholders	(16,255,523)	(28,484,852)
CAPITAL SHARE TRANSACTIONS:
Institutional Class Shares
Proceeds from sale of shares	34,577,185	168,548,608
Issued to shareholders in reinvestment of distributions	7,496,229	26,880,125
Cost of shares redeemed	(30,874,428)	(41,688,947)
Net increase in net assets from capital share transactions	11,198,986	153,739,786
Net Increase in Net Assets	28,884,199	184,754,626

NET ASSETS:
Beginning of period	407,964,460	223,209,834
End of period (including undistributed/(overdistributed) net investment income of $87,366 and $(95,135), respectively)	$436,848,659	$ 407,964,460
OTHER INFORMATION:
Share Transactions:
Institutional Class Shares
Beginning shares	43,581,412	26,613,415
Shares sold	3,511,906	18,456,848
Shares reinvested	780,045	2,893,977
Shares redeemed	(3,218,554)	(4,382,828)
Shares outstanding - end of period	44,654,809	43,581,412

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	61

Stone Harbor Local Markets Fund	Statements of Changes in Net Assets

For the Period June 30, 2010 (Inception) to November 30, 2010 (Unaudited)
OPERATIONS:
Net investment income	$1,554,621
Net realized gain on investments	1,096,941
Net change in unrealized depreciation on investments and foreign currency translations	(2,700,887)
Net decrease in net assets resulting from operations	(49,325)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,728,096)
Net decrease in net assets from distributions to shareholders	(1,728,096)
CAPITAL SHARE TRANSACTIONS:
Institutional Class Shares
Proceeds from sale of shares	160,315,898
Issued to shareholders in reinvestment of distributions	1,720,049
Cost of shares redeemed	(845,199)
Net increase in net assets from capital share transactions	161,190,748
Net Increase in Net Assets	159,413,327
NET ASSETS:
Beginning of period	–
End of period (including overdistributed net investment income of $(173,475), respectively)	$159,413,327
OTHER INFORMATION:
Share Transactions:
Institutional Class Shares
Beginning shares	–
Shares sold	14,937,883
Shares reinvested	160,394
Shares redeemed	(77,079)
Shares outstanding - end of period	15,021,198

  See Notes to Financial Statements.

62	www.shiplp.com

Intentionally Left Blank

Stone Harbor Emerging Markets Debt Fund
For a share outstanding through the periods presented

The financial highlights table is intended to help you understand each Fund’s financial performance for the six-months ended November 30, 2010 and the most recent preceding fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

Institutional Class Shares

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations
Less distributions to common shareholders:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Net Increase/(Decrease) in Net Asset Value
Net asset value - end of period

Total Return(2)(3)

Ratios/Supplemental Data:

Net assets, end of period (in thousands)

Ratio of expenses to average net assets with fee waivers/reimbursements

Ratio of expenses to average net assets without fee waivers/reimbursements

Ratio of net investment income to average net assets with fee waivers/reimbursements

Portfolio turnover rate

*	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund Shares in relation to income earned and/or fluctuating market value of the investment of the Fund.
**	Annualized.
(1)	Less than $(0.005) per share.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(3)	Total returns for periods of less than one year are not annualized.

  See Notes to Financial Statements.

64	www.shiplp.com

Financial Highlights*

For the Six Months Ended November 30, 2010 (Unaudited)		For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period August 16, 2007 (Inception) to May 31, 2008

$10.48		$9.22	$10.34	$10.00

0.29		0.75	0.59	0.46
0.80		1.44	(1.18)	0.58
1.09		2.19	(0.59)	1.04

(0.33)		(0.79)	(0.53)	(0.54)
–		(0.14)	–	(0.16)
–		–	–	(0.00)(1)
(0.33)		(0.93)	(0.53)	(0.70)
0.76		1.26	(1.12)	0.34

$11.24		$10.48	$9.22	$10.34

10.38%		24.25%	(5.10)%	10.46%

$322,448		$178,026	$91,753	$19,587
0.75%	**	0.75%	0.75%	0.75%**
0.81%	**	0.91%	1.33%	2.27%**
6.09%	**	6.80%	9.32%	5.91%**
48%		125%	84%	143%

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	65

Stone Harbor High Yield Bond Fund
For a share outstanding through the period presented

The financial highlights table is intended to help you understand each Fund’s financial performance for the six-months ended November 30, 2010 and the most recent preceding fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

Institutional Class Shares

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions to common shareholders:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Net Increase/(Decrease) in Net Asset Value
Net asset value - end of period

Total Return(2)(3)

Ratios/Supplemental Data:

Net assets, end of period (in thousands)

Ratio of expenses to average net assets with fee waivers/reimbursements

Ratio of expenses to average net assets without fee waivers/reimbursements

Ratio of net investment income to average net assets with fee waivers/reimbursements

Portfolio turnover rate

*

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund Shares in relation to income earned and/or fluctuating market value of the investment of the Fund.

**	Annualized.
(1)	Less than $(0.005) per share.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(3)	Total returns for periods of less than one year are not annualized.

  See Notes to Financial Statements.

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Financial Highlights*

For the Six Months Ended November 30, 2010 (Unaudited)		For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period August 16, 2007 (Inception) to May 31, 2008

$9.36		$8.39	$9.92	$10.00

0.38		0.73	0.70	0.58
0.42		0.96	(1.53)	(0.08)
0.80		1.69	(0.83)	0.50

(0.38)		(0.72)	(0.70)	(0.57)
–		–	–	(0.01)
–		–	–	(0.00)(	1)
(0.38)		(0.72)	(0.70)	(0.58)
0.42		0.97	(1.53)	(0.08)

$9.78		$9.36	$8.39	$9.92

8.62%		20.53%	(7.77)%	5.09%

$436,849		$407,964	$223,210	$106,912
0.55%	**	0.55%	0.55%	0.55%	**
0.65%	**	0.67%	0.88%	1.21%	**
7.84%	**	8.13%	9.07%	7.81%	**
27%		36%	16%	11%

   See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | November 30, 2010	67

Stone Harbor Local Markets Fund	Financial Highlights*
For a share outstanding through the period presented

The financial highlights table is intended to help you understand each Fund’s financial  performance for the six-months ended November 30, 2010 and the most recent preceding fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

Institutional Class Shares	For the Period June 30, 2010 (Inception) to November 30, 2010 (Unaudited)

Net asset value - beginning of period	$10.00
Income from investment operations:
Net investment income	0.15
Net realized and unrealized gain on investments	0.62

Total income from investment operations	0.77

Less distributions to common shareholders:
From net investment income	(0.16)

Total distributions	(0.16)

Net Increase in Net Asset Value	0.61

Net asset value - end of period	$10.61

Total Return(1)(2)	7.70%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$159,413
Ratio of expenses to average net assets with fee waivers/reimbursements	1.00%**
Ratio of expenses to average net assets without fee waivers/reimbursements	1.16%**
Ratio of net investment income to average net assets with fee waivers/reimbursements	4.70%**
Portfolio turnover rate	68%

*

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund Shares in relation to income earned and/or fluctuating market value of the investment of the Fund.

**	Annualized.
(1)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(2)	Total returns for periods of less than one year are not annualized.

   See Notes to Financial Statements.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2010 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Investment Funds, which consist of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund and Stone Harbor Local Markets Fund (each, a “Fund and together, the Funds”), is a Massachusetts business trust, organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is a non-diversified portfolio with an investment objective to maximize total return. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, there were no outstanding shares for the Distributor Class of each Fund. The Declaration of Trust permits the Trustees to create additional funds and share classes.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation: Debt securities, bank loans and linked notes are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Available cash is invested into a money market fund by the custodian.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

Semi-Annual Report (Unaudited) | November 30, 2010	69

Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2010 (Unaudited)

The three-tier hierarchy is summarized as follows:

Level 1	–	Quoted and Unadjusted Prices in active markets for identical investments

Level 2	–	Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3	–	Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of November 30, 2010 in valuing the Funds’ assets:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$218,841,650	$–	$218,841,650
Bank Loans	–	1,363,740	1,118,000	2,481,740
Convertible Corporate Bonds	–	1,399,973	–	1,399,973
Corporate Bonds	–	73,422,820	398,050	73,820,870
Credit Linked Notes	–	10,009,612	–	10,009,612
Money Market Mutual Funds	–	9,698,097	–	9,698,097

TOTAL	$–	$314,735,892	$1,516,050	$316,251,942

Other Financial Instruments**

Assets
Forward Foreign Currency Contracts	$–	$462,791	$–	$462,791
Liabilities
Forward Foreign Currency Contracts	–	(40,231)	–	(40,231)

TOTAL	$–	$422,560	$–	$422,560

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2010 (Unaudited)

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$395,959,470	$2,212,872	$398,172,342
Convertible Corporate Bonds	–	7,452,927	–	7,452,927
Bank Loans	–	9,670,584	–	9,670,584
Common Stocks	1,240,230	–	–	1,240,230
Preferred Stocks	–	1,511,392	–	1,511,392
Rights and Warrants	–	230,580	–	230,580
Money Market Mutual Funds	–	11,177,477	–	11,177,477

TOTAL	$1,240,230	$426,002,430	$2,212,872	$429,455,532

Other Financial Instruments**

Assets
Forward Foreign Currency Contracts	$–	$11,776	$–	$11,776

TOTAL	$–	$11,776	$–	$11,776

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$80,998,074	$–	$80,998,074
Corporate Bonds	–	12,588,661	–	12,588,661
Credit Linked Notes	–	33,106,707	–	33,106,707
Money Market Mutual Funds	–	33,875,658	–	33,875,658

TOTAL	$–	$160,569,100	$–	$160,569,100

Other Financial Instruments**

Assets
Forward Foreign Currency Contracts	$–	$86,772	$–	$86,772
Liabilities
Forward Foreign Currency Contracts	–	(369,021)	–	(369,021)

TOTAL	$–	$(282,249)	$–	$(282,249)

*	For detailed Industry/Country descriptions, see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments not reflected in the Statement of Investments.

Semi-Annual Report (Unaudited) | November 30, 2010	71

Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2010 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of May 31, 2010	Realized Gain/ (Loss)*	Change in Unrealized Appreciation/ (Depreciation)*	Net Purchases/ (Sales)	Transfers in and/or (out) of Level 3	Balance as of November 30, 2010

Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$414,800	$–	$56,257	$10,093	$(481,150)	$ –
Bank Loans	–	–	(2,649)	1,120,649	–	1,118,000
Corporate Bonds	812,778	–	(4,570)	1,692,917	(2,103,075)	398,050
Credit Linked Notes	10,408,722	960,657	3,523	(8,901,435)	(2,471,467)	–

TOTAL	$11,636,300	$960,657	$52,561	$(6,077,776)	$(5,055,692)	$1,516,050

Stone Harbor High Yield Bond Fund
Corporate Bonds	$2,230,500	$124,569	$11,018	$(433,059)	$279,844	$2,212,872
Bank Loans	399,936	10,046	(63,807)	(29,546)	(316,629)	–

TOTAL	$2,630,436	$134,615	$(52,789)	$(462,605)	$(36,785)	$2,212,872

*	Realized gain and change in unrealized appreciation are included in the related amounts on investments in the Statement of Operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(b) Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(c) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates from the changes in the market prices of the securities.

(d) Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2010 (Unaudited)

financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(e) Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund’s may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the make value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Funds’ performance.

Semi-Annual Report (Unaudited) | November 30, 2010	73

Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2010 (Unaudited)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Forward Foreign Currency Contracts: The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Credit Default Swaps: The Funds may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to their portfolios. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

No swaps were held in the Funds as of November 30, 2010.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2010 (Unaudited)

The effect of derivative instruments on each Fund’s Balance Sheet as of November 30, 2010 is as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Stone Harbor Emerging Markets Debt Fund
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$462,791	Unrealized depreciation on forward foreign currency contracts	$ 40,231
Total		$462,791		$ 40,231

Stone Harbor High Yield Bond Fund
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$11,776	Unrealized depreciation on forward foreign currency contracts	$ -
Total		$11,776		$ -

Stone Harbor Local Markets Fund
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$86,772	Unrealized depreciation on forward foreign currency contracts	$369,021
Total		$86,772		$369,021

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2010 (Unaudited)

The effect of derivative instruments on each Fund’s Statement of Operations for the period ended November 30, 2010 is as follows:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Gain/(Loss) On Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized in Income
Stone Harbor Emerging Markets Debt Fund
Foreign Exchange Contracts	Net realized gain/(loss) on Foreign currency transactions/Change in unrealized appreciation/(depreciation) on Translation of assets and liabilities denominated in foreign currencies	$(173,873)	$437,261
Total		$(173,873)	$437,261

Stone Harbor High Yield Bond Fund
Foreign Exchange Contracts	Net realized gain/(loss) on Foreign currency transactions/Change in unrealized appreciation/(depreciation) on Translation of assets and liabilities denominated in foreign currencies	$(10,138)	$11,776
Total		$(10,138)	$11,776

Stone Harbor Local Markets Fund
Foreign Exchange Contracts	Net realized gain/(loss) on Foreign currency transactions/Change in unrealized appreciation/(depreciation) on Translation of assets and liabilities denominated in foreign currencies	$164,662	$(282,249)
Total		$164,662	$(282,249)

(f) Loan Participations: The High Yield Bond Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2010 (Unaudited)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(g) Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid at least annually.

(i) Classifications of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by a Fund. Stone Harbor Local Markets Fund had not commenced operations as of May 31, 2010 and therefore information relating to the tax classification of its distributions is not shown.

The tax character of the distributions paid by the Funds during the year ended May 31, 2010, was as follows:

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund

Ordinary Income	$ 10,321,834	$ 28,484,852

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2010 (Unaudited)

As of May 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund
Undistributed Ordinary Income	$ 2,739,372	$ 1,853,773
Accumulated Capital Gains	2,551,314	-
Unrealized Appreciation	5,347,171	10,047,152
Cumulative Effect of Other Timing Differences*	(122,954)	(427,069)
	$ 10,514,903	$ 11,473,856

*	Other temporary differences due to timing, consist primarily of mark-to-market under section 1256 of the Internal Revenue Code and dividends payable.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended May 31, 2010, certain differences were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the amounts reclassified did not affect net assets.

The reclassifications were as follows:

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund
Paid-in Capital	$ -	$ 361,097
(Over)/Undistributed Income	$ 860,912	$ (127,724)
Accumulated Net Realized Losses	$ (860,912)	$ (233,373)

(j) Expenses: Direct expenses are charged to the Funds; general expenses of the Series are allocated to the Funds based on each Fund’s relative net assets.

(k) Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Funds analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended May 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds’ federal and state income and federal excise tax returns for tax years since inception are subject to examination by the Internal Revenue Service and state departments of revenue.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2010 (Unaudited)

2. ADVISORY FEES

Stone Harbor Investment Partners LP is the Trust’s investment adviser. Under the investment advisory agreement the Trust pays an investment advisory fee calculated daily and paid monthly of 0.60%, 0.50% and 0.75% of the average daily net assets for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund and Stone Harbor Local Markets Fund, respectively.

The Adviser has contractually agreed to waive fees and reimburse expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired Fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor Emerging Markets Debt Fund Distributor Class, Stone Harbor High Yield Bond Fund Institutional Class, Stone Harbor High Yield Bond Fund Distributor Class, Stone Harbor Local Markets Fund Institutional Class and Stone Harbor Local Markets Fund Distributor Class will not exceed 0.75%, 1.00%, 0.55%, 0.80%, 1.00% and 1.25%, respectively. This undertaking is in effect through September 30, 2011 and is reevaluated on an annual basis.

The Adviser will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

3. INVESTMENTS

During the period ended November 30, 2010 the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund
Purchases of investments	$ 221,826,408	$120,434,053	$ 181,623,132
Sales of investments	$ 115,990,945	$106,215,218	$ 53,834,302

At November 30, 2010 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were substantially as follows:

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund
Gross appreciation (excess of value over tax cost)	$15,884,698	$29,977,606	$ 1,604,469
Gross depreciation (excess of tax cost over value)	(5,789,862)	(8,180,738)	(4,090,378)
Net unrealized appreciation/(depreciation)	$10,094,836	$21,796,868	$ (2,485,909)
Cost of investments for income tax purposes	$306,157,106	$407,658,665	$ 163,055,009

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2010 (Unaudited)

4. SHARES OF BENEFICIAL INTEREST

At November 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of the Institutional Class can be found shown on the Statement of Changes in Net Assets.

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Stone Harbor Investment Funds	Additional Information
November 30, 2010 (Unaudited)

FUND PORTFOLIO HOLDINGS

The SEC has adopted a requirement that all registered investment companies file a complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. For the Funds, this would be for the fiscal quarters ending August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12 month period ended June 30, 2010 is available without a charge, upon request, by contacting Stone Harbor Investment Funds at 1-866-699-8158 or on the SEC website at http://www.sec.gov.

Semi-Annual Report (Unaudited) | November 30, 2010	81

Stone Harbor Investment Funds	Trustees & Officers
November 30, 2010 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, age and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Except as otherwise noted, the address of each Trustee and officer is c/o Stone Harbor Investment Partners LP, 31 W. 52nd Street, 16th Floor, New York, New York 10019. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name & Age	Position with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships by Trustee
Alan Brott Age: 67	Chairman of Audit Committee; Trustee	Since June 21, 2007	Columbia University Graduate School of Business – Associate Professor, 2000-Present; Consultant, 1991-Present.	5	Bank of America – two closed-end registered hedge funds.
Heath B. McLendon Age: 77	Trustee	Since June 21, 2007	Citigroup – Chairman of Equity Research Oversight Committee (retired December 31, 2006).	5	None
Patrick Sheehan Age: 62	Trustee	Since June 21, 2007	Retired; formerly, Citigroup Asset Management – Managing Director and Fixed Income Portfolio Manager, 1991-2002.	5	None

(1)	Officers are typically elected every year, unless an officer early retires, resigns or is removed from office.
(2)

For purposes of this table, the Stone Harbor Fund Complex includes each series of the Stone Harbor Investment Funds (the “Funds”) and the Stone Harbor Emerging Markets Income Fund, which shares an investment adviser with the Funds.

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Stone Harbor Investment Funds	Trustees & Officers
November 30, 2010 (Unaudited)

INTERESTED TRUSTEE

Name & Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships by Trustee
Thomas W. Brock* Age: 64	Chairman; Trustee	Since June 21, 2007	Stone harbor Investment Partners LP – Chief Executive Officer, 2006-Present; Columbia University Graduate School of Business – Associate Professor, 1998-2006.	5	Bank of America – two closed-end registered hedge funds; Liberty All Star Funds – two closed-end funds.

*	Mr. Brock is an interested Trustee because of his position with Stone Harbor.

OFFICERS

Name & Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships by Trustee
Peter J. Wilby Age: 52	President	Since June 21, 2007	Co-portfolio manager of the Funds; since April 3, 2006, Chief Investment Officer of Stone Harbor Investment Partners LP; prior to April 3, 2006, Chief Investment Officer – North American Fixed Income; joined Citigroup or its predecessor firms in 1989.	N/A

(1)	Officers are typically elected every year, unless an officer early retires, resigns or is removed from office.
(2)

For purposes of this table, the Stone Harbor Fund Complex includes each series of the Stone Harbor Investment Funds (the “Funds”) and the Stone Harbor Emerging Markets Income Fund, which shares an investment adviser with the Funds.

Semi-Annual Report (Unaudited) | November 30, 2010	83

Stone Harbor Investment Funds	Trustees & Officers
November 30, 2010 (Unaudited)

OFFICERS (CONTINUED)

Name & Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships by Trustee
Pablo Cisilino Age: 43	Executive Vice President	Since June 21, 2007	Co-portfolio manager of Emerging Markets Debt Fund; since July 1, 2006, Senior Portfolio Manager of Stone Harbor Investment Partners LP; from June 1, 2004 to July 1, 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc; prior to June 1, 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.	N/A
James E. Craige Age: 43	Executive Vice President	Since June 21, 2007	Co-portfolio manager of Emerging Markets Debt Fund; since April 3, 2006, Senior Portfolio Managerof Stone Harbor Investment Partners LP; prior to April 3, 2006, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.	N/A

(1)	Officers are typically elected every year, unless an officer early retires, resigns or is removed from office.

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Stone Harbor Investment Funds	Trustees & Officers
November 30, 2010 (Unaudited)

OFFICERS (CONTINUED)

Name & Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships by Trustee
Thomas K. Flanagan Age: 58	Executive Vice President	Since June 21, 2007	Co-portfolio manager of Emerging Markets Debt Fund; since April 3, 2006, Senior Portfolio Manager of Stone Harbor Investment Partners LP; prior to April 3, 2006, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	N/A
David Oliver Age: 51	Executive Vice President	Since September 29, 2008	Co-portfolio manager of Emerging Markets Debt Fund; since June 1, 2008 Senior Portfolio Manager of Stone Harbor, from 1986 to June 1, 2008 Managing Director in Emerging Market sales and trading Citigroup.	N/A

(1)	Officers are typically elected every year, unless an officer early retires, resigns or is removed from office.

Semi-Annual Report (Unaudited) | November 30, 2010	85

Stone Harbor Investment Funds	Trustees & Officers
November 30, 2010 (Unaudited)

OFFICERS (CONTINUED)

Name & Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships by Trustee
Beth A. Semmel Age: 50	Executive Vice President	Since June 21, 2007	Co-portfolio manager of High Yield Bond Fund; since April 3, 2006, Senior Portfolio Manager of Stone Harbor Investment Partners LP; Prior to April 3, 2006, Managing Director, Senior Portfolio Manager and Senior Trader for all high yield securities portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1993.	N/A
Jeffrey S. Scott Age: 51	Chief Compliance Officer	Since June 21, 2007	Since April 3, 2006, Chief Compliance Officer of Stone Harbor Investment Partners LP; from October 2006 to March 2007, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.	N/A

(1)	Officers are typically elected every year, unless an officer early retires, resigns or is removed from office.

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Stone Harbor Investment Funds	Trustees & Officers
November 30, 2010 (Unaudited)

OFFICERS (CONTINUED)

Name & Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships by Trustee
James J. Dooley Age: 55	Treasurer	Since June 21, 2007	Since April
3, 2006, Head of
Operations, Technology
and Finance of
Stone Harbor
Investment
Partners LP; from
August 2004 to
March 2006,
Senior Operations
Manager of
Institutional Asset
Management,
Citigroup Asset
Management; from
October 2002 to
August 2004,
Managing Director,
Global Operations
& Application
Development, AIG
Global Investment
Group; from May
2001 to September
2002, President
and Chief
Operating Officer,
Financial
Technologies
			International.	N/A
Adam J. Shapiro Age: 46	Secretary; Anti-Money Laundering Officer	Since June 21, 2007	Since April 3, 2006,
General Counsel of
Stone Harbor
Investment
Partners LP; from
April 2004 to March
2006, General
Counsel, North
American Fixed
Income, Salomon
Brothers Asset
Management Inc.;
from August 1999
to March 2004,
Director of Product
and Business
Development,
Citigroup Asset
			Management.	N/A

(1)	Officers are typically elected every year, unless an officer early retires, resigns or is removed from office.

Semi-Annual Report (Unaudited) | November 30, 2010	87

Stone Harbor Investment Funds	Trustees & Officers
November 30, 2010 (Unaudited)

OFFICERS (CONTINUED)

Name & Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships by Trustee

Patrick D. Buchanan Age: 38	Assistant Treasurer	Since April 23, 2008	Since October 15, 2007, Senior Fund Controller for ALPS Fund Services, Inc.; from February 2005 to October 2007, Director of Accounting for Madison Capital Management LLC; from August 2003 to February, 2005, Manager of Fund Accounting for Janus Capital Group	N/A

(1)	Officers are typically elected every year, unless an officer early retires, resigns or is removed from office.

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Stone Harbor Investment Funds	Notes

Semi-Annual Report (Unaudited) | November 30, 2010	89

Stone Harbor Investment Funds	Notes

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Stone Harbor Investment Funds	Notes

OFFICERS AND TRUSTEES

Alan Brott, Trustee

Heath B. McLendon, Trustee

Patrick Sheehan, Trustee

Thomas W. Brock, Chairman

Peter J. Wilby, President

Pablo Cisilino, Exec. Vice President

James E. Craige, Exec. Vice President

Thomas K. Flanagan, Exec. Vice President

David Oliver, Exec. Vice President

Beth A. Semmel, Exec. Vice President

Jeffrey S. Scott, Chief Compliance Officer

Adam Shapiro, Secretary/Anti-Money Laundering Officer

James J. Dooley, Treasurer

Patrick Buchanan, Assistant Treasurer

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

SHF000130 6/11

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	February 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	February 4, 2011

By:	/s/ James J. Dooley
James J. Dooley
Treasurer, Chief Financial Officer/ Principal Financial Officer

Date:	February 4, 2011